                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-881
                                  ---------------------------------------------

                            Columbia Funds Trust III
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                             Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   ----------------------------

Date of fiscal year end: September 30, 2004
                        --------------------------
Date of reporting period: March 30, 2004
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

[GRAPHIC]

COLUMBIA MID CAP VALUE FUND

SEMIANNUAL REPORT

MARCH 31, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Economic Update                                                                3

Portfolio Managers' Report                                                     4

Financial Statements                                                           6

   Investment Portfolio                                                        6

   Statement of Assets and Liabilities                                        11

   Statement of Operations                                                    12

   Statement of Changes in Net Assets                                         13

   Notes to Financial Statements                                              15

   Financial Highlights                                                       19

Important Information About This Report                                       23

Columbia Funds                                                                24

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

   NOT FDIC       MAY LOSE VALUE
   INSURED     --------------------
                 NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS

                                                     COLUMBIA MID CAP VALUE FUND

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you.

There are no immediate changes planned for fund names or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

- APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH DEDICATED TO MONITORING PERFORMANCE OF INDIVIDUAL FUNDS.

- VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY SENIOR EXECUTIVES OF THE ADVISOR FOR INVESTMENT PERSONNEL AND BY A DESIGNATED COMMITTEE FOR THE BOARD).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald                  /s/ J. Kevin Connaughton

Thomas C. Theobald                      J. Kevin Connaughton
Chairman, Board of Trustees             President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE

                                                     COLUMBIA MID CAP VALUE FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 03/31/04 (%)

   Financials                                 21.5
   Consumer discretionary                     17.0
   Industrials                                13.2
   Materials                                  10.9
   Information technology                      8.5

TOP 10 HOLDINGS AS OF 03/31/04 (%)

   XTO Energy                                  2.8
   Golden West Financial                       2.6
   Dean Foods                                  2.3
   Federated Department Stores                 2.3
   Cendant                                     1.7
   Navistar International                      1.6
   Telephone & Data Systems                    1.5
   TJX Companies                               1.5
   Sovereign Bancorp                           1.4
   Brink's Company                             1.4

Sector breakdown and portfolio holdings are calculated as a percentage of net assets.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 03/31/2004.

[SIDE NOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2004, THE FUND'S CLASS A SHARES RETURNED 19.55% WITHOUT SALES CHARGE.

- THE FUND UNDERPERFORMED THE RUSSELL MIDCAP VALUE INDEX BUT CAME OUT AHEAD OF ITS PEER GROUP, THE MORNINGSTAR(R) MID-CAP VALUE FUNDS CATEGORY.

- THE FUND'S EMPHASIS ON INDUSTRIAL STOCKS LINKED TO AN IMPROVING ECONOMY AIDED OVERALL PERFORMANCE. DISAPPOINTING PERFORMANCE IN THE CONSUMER AND HEALTH CARE SECTORS AND OUR CASH POSITION, ACCOUNTED FOR ITS SHORTFALL RELATIVE TO THE MIDCAP VALUE INDEX.

CLASS A SHARES                                  19.55%
RUSSELL MIDCAP VALUE INDEX                      21.38%

                                    OBJECTIVE

Seeks long term growth by investing primarily in middle capitalization equities

                                TOTAL NET ASSETS

                                $1,746.0 million

MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION

                                                     COLUMBIA MID CAP VALUE FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04 ($)

                           CLASS A SHARES         CLASS A SHARES               RUSSELL MIDCAP          S&P MIDCAP
                        WITHOUT SALES CHARGE     WITH SALES CHARGE               VALUE INDEX            400 INDEX
  4/1/1994                         $  10,000             $   9,425                 $  10,000            $  10,000
 4/30/1994                         $  10,096             $   9,515                 $  10,147            $  10,074
 5/31/1994                         $  10,118             $   9,536                 $  10,160            $   9,978
 6/30/1994                         $   9,823             $   9,258                 $   9,973            $   9,635
 7/31/1994                         $  10,066             $   9,488                 $  10,372            $   9,962
 8/31/1994                         $  10,480             $   9,877                 $  10,757            $  10,484
 9/30/1994                         $  10,192             $   9,606                 $  10,420            $  10,288
10/31/1994                         $  10,369             $   9,773                 $  10,411            $  10,400
11/30/1994                         $   9,822             $   9,257                 $   9,952            $   9,931
12/31/1994                         $   9,927             $   9,356                 $  10,072            $  10,022
 1/31/1995                         $   9,919             $   9,349                 $  10,356            $  10,127
 2/28/1995                         $  10,459             $   9,858                 $  10,879            $  10,658
 3/31/1995                         $  10,853             $  10,229                 $  11,084            $  10,843
 4/30/1995                         $  11,074             $  10,437                 $  11,319            $  11,061
 5/31/1995                         $  11,607             $  10,939                 $  11,774            $  11,328
 6/30/1995                         $  12,088             $  11,393                 $  12,046            $  11,789
 7/31/1995                         $  12,707             $  11,977                 $  12,466            $  12,404
 8/31/1995                         $  12,897             $  12,155                 $  12,710            $  12,634
 9/30/1995                         $  13,383             $  12,613                 $  13,002            $  12,940
10/31/1995                         $  13,317             $  12,552                 $  12,748            $  12,607
11/30/1995                         $  13,640             $  12,855                 $  13,445            $  13,158
12/31/1995                         $  13,698             $  12,911                 $  13,592            $  13,125
 1/31/1996                         $  14,020             $  13,214                 $  13,922            $  13,315
 2/29/1996                         $  14,477             $  13,645                 $  14,054            $  13,768
 3/31/1996                         $  14,657             $  13,814                 $  14,351            $  13,933
 4/30/1996                         $  15,221             $  14,346                 $  14,473            $  14,358
 5/31/1996                         $  15,659             $  14,759                 $  14,612            $  14,552
 6/30/1996                         $  15,489             $  14,598                 $  14,628            $  14,334
 7/31/1996                         $  14,773             $  13,924                 $  13,932            $  13,363
 8/31/1996                         $  15,131             $  14,261                 $  14,517            $  14,135
 9/30/1996                         $  16,160             $  15,230                 $  15,050            $  14,751
10/31/1996                         $  16,150             $  15,221                 $  15,445            $  14,794
11/30/1996                         $  16,812             $  15,845                 $  16,415            $  15,626
12/31/1996                         $  16,499             $  15,551                 $  16,346            $  15,644
 1/31/1997                         $  17,087             $  16,104                 $  16,860            $  16,230
 2/28/1997                         $  17,198             $  16,209                 $  17,145            $  16,097
 3/31/1997                         $  16,144             $  15,215                 $  16,623            $  15,411
 4/30/1997                         $  16,529             $  15,579                 $  17,042            $  15,811
 5/31/1997                         $  17,827             $  16,802                 $  18,046            $  17,192
 6/30/1997                         $  18,526             $  17,461                 $  18,716            $  17,676
 7/31/1997                         $  20,137             $  18,980                 $  20,104            $  19,425
 8/31/1997                         $  19,733             $  18,598                 $  19,869            $  19,402
 9/30/1997                         $  21,061             $  19,850                 $  21,101            $  20,518
10/31/1997                         $  20,715             $  19,524                 $  20,459            $  19,625
11/30/1997                         $  21,293             $  20,069                 $  21,149            $  19,916
12/31/1997                         $  21,975             $  20,711                 $  21,959            $  20,688
 1/31/1998                         $  22,019             $  20,753                 $  21,533            $  20,295
 2/28/1998                         $  24,036             $  22,654                 $  22,971            $  21,976
 3/31/1998                         $  25,088             $  23,646                 $  24,154            $  22,967
 4/30/1998                         $  25,276             $  23,823                 $  24,019            $  23,387
 5/31/1998                         $  24,422             $  23,018                 $  23,457            $  22,335
 6/30/1998                         $  24,876             $  23,446                 $  23,532            $  22,476
 7/31/1998                         $  23,735             $  22,370                 $  22,339            $  21,603
 8/31/1998                         $  19,821             $  18,681                 $  19,198            $  17,583
 9/30/1998                         $  20,984             $  19,778                 $  20,319            $  19,224
10/31/1998                         $  22,359             $  21,073                 $  21,636            $  20,942
11/30/1998                         $  23,588             $  22,232                 $  22,396            $  21,987
12/31/1998                         $  25,124             $  23,679                 $  23,076            $  24,643
 1/31/1999                         $  24,825             $  23,398                 $  22,539            $  23,685
 2/28/1999                         $  23,219             $  21,884                 $  22,043            $  22,444
 3/31/1999                         $  23,632             $  22,273                 $  22,358            $  23,070
 4/30/1999                         $  24,894             $  23,463                 $  24,475            $  24,890
 5/31/1999                         $  25,123             $  23,679                 $  24,578            $  24,997
 6/30/1999                         $  26,362             $  24,846                 $  24,858            $  26,334
 7/31/1999                         $  25,684             $  24,207                 $  24,237            $  25,776
 8/31/1999                         $  24,860             $  23,430                 $  23,398            $  24,892
 9/30/1999                         $  24,206             $  22,814                 $  22,214            $  24,123
10/31/1999                         $  25,145             $  23,699                 $  22,870            $  25,353
11/30/1999                         $  25,960             $  24,467                 $  22,451            $  26,684
12/31/1999                         $  27,411             $  25,835                 $  23,053            $  28,269
 1/31/2000                         $  26,405             $  24,887                 $  21,674            $  27,472
 2/29/2000                         $  26,991             $  25,439                 $  20,768            $  29,395
 3/31/2000                         $  29,766             $  28,054                 $  23,285            $  31,855
 4/30/2000                         $  29,385             $  27,695                 $  23,379            $  30,743
 5/31/2000                         $  28,800             $  27,144                 $  23,781            $  30,359
 6/30/2000                         $  28,457             $  26,821                 $  22,894            $  30,805
 7/31/2000                         $  29,172             $  27,494                 $  23,429            $  31,292
 8/31/2000                         $  31,540             $  29,727                 $  24,866            $  34,788
 9/30/2000                         $  30,979             $  29,198                 $  25,104            $  34,551
10/31/2000                         $  31,221             $  29,425                 $  25,581            $  33,380
11/30/2000                         $  29,285             $  27,601                 $  25,249            $  30,860
12/31/2000                         $  31,654             $  29,834                 $  27,476            $  33,220
 1/31/2001                         $  31,746             $  29,920                 $  27,377            $  33,961
 2/28/2001                         $  31,203             $  29,409                 $  27,262            $  32,022
 3/31/2001                         $  30,314             $  28,571                 $  26,507            $  29,643
 4/30/2001                         $  32,487             $  30,619                 $  27,964            $  32,912
 5/31/2001                         $  33,452             $  31,529                 $  28,759            $  33,679
 6/30/2001                         $  32,863             $  30,974                 $  28,376            $  33,544
 7/31/2001                         $  32,985             $  31,088                 $  28,263            $  33,045
 8/31/2001                         $  32,141             $  30,292                 $  27,745            $  31,964
 9/30/2001                         $  28,804             $  27,148                 $  25,098            $  27,988
10/31/2001                         $  29,196             $  27,517                 $  25,232            $  29,225
11/30/2001                         $  30,901             $  29,124                 $  26,998            $  31,399
12/31/2001                         $  32,353             $  30,493                 $  28,118            $  33,022
 1/31/2002                         $  32,444             $  30,579                 $  28,402            $  32,851
 2/28/2002                         $  32,733             $  30,851                 $  28,862            $  32,890
 3/31/2002                         $  34,278             $  32,307                 $  30,337            $  35,242
 4/30/2002                         $  34,353             $  32,378                 $  30,316            $  35,076
 5/31/2002                         $  34,367             $  32,391                 $  30,270            $  34,483
 6/30/2002                         $  32,580             $  30,707                 $  28,920            $  31,959
 7/31/2002                         $  29,902             $  28,182                 $  26,089            $  28,859
 8/31/2002                         $  30,234             $  28,495                 $  26,392            $  29,006
 9/30/2002                         $  27,328             $  25,757                 $  23,726            $  26,668
10/31/2002                         $  27,919             $  26,313                 $  24,481            $  27,823
11/30/2002                         $  29,370             $  27,682                 $  26,023            $  29,434
12/31/2002                         $  28,386             $  26,754                 $  25,404            $  28,224
 1/31/2003                         $  27,569             $  25,984                 $  24,700            $  27,400
 2/28/2003                         $  26,993             $  25,441                 $  24,290            $  26,748
 3/31/2003                         $  26,977             $  25,425                 $  24,372            $  26,973
 4/30/2003                         $  28,716             $  27,065                 $  26,225            $  28,931
 5/31/2003                         $  30,382             $  28,635                 $  28,532            $  31,329
 6/30/2003                         $  30,580             $  28,821                 $  28,732            $  31,727
 7/31/2003                         $  31,411             $  29,605                 $  29,626            $  32,854
 8/31/2003                         $  32,394             $  30,532                 $  30,678            $  34,345
 9/30/2003                         $  31,805             $  29,976                 $  30,438            $  33,820
10/31/2003                         $  33,999             $  32,044                 $  32,672            $  36,376
11/30/2003                         $  34,771             $  32,772                 $  33,620            $  37,642
12/31/2003                         $  36,193             $  34,112                 $  35,072            $  38,278
 1/31/2004                         $  36,859             $  34,740                 $  35,998            $  39,109
 2/29/2004                         $  37,980             $  35,796                 $  36,887            $  40,048
 3/31/2004                         $  38,051             $  35,863                 $  36,947            $  40,222

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell midcap companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index of 400 mid-cap US companies. As reported in the annual report dated September 30, 2003, the fund's previous benchmark was the S&P MidCap 400 Index. Unlike the fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)

   SHARE CLASS                            A                      B                         C                Z
------------------------------------------------------------------------------------------------------------------
   INCEPTION                          07/21/49                06/08/92                  08/01/97        02/08/01
------------------------------------------------------------------------------------------------------------------
   SALES CHARGE                 WITHOUT        WITH     WITHOUT       WITH       WITHOUT       WITH      WITHOUT
------------------------------------------------------------------------------------------------------------------
   6-month (cumulative)          19.55         12.68     19.05        14.05       19.14        18.14      19.70
   1-year                        40.94         32.84     39.84        34.84       39.96        38.96      41.27
   5-year                         9.98          8.69      9.14         8.86        9.15         9.15      10.24
   10-year                       14.30         13.62     13.43        13.43       13.45        13.45      14.44

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0% and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class Z share performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of newer class shares would have been different.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered in 1949. Class B shares were initially offered on June 8, 1992, and class C shares were initially offered on August 1, 1997.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04 ($)

   SALES CHARGE:           WITHOUT            WITH
------------------------------------------------------
   Class A                 38,051            35,863
   Class B                 35,268            35,268
   Class C                 35,335            35,335
   Class Z                 38,515              n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

ECONOMIC UPDATE

                                                     COLUMBIA MID CAP VALUE FUND

The US economy moved ahead during the six-month reporting period that began October 1, 2003 and ended March 31, 2004. A burst of strength in the third quarter of 2003, for which annualized GDP was reported at 8.2%, was followed by fourth quarter growth of 4.1%. That pace was still comfortably above the economy's long-term average growth rate of 3.0%. GDP growth for first quarter of 2004 was 4.2%.

Although job growth was slow to catch on, the economy showed signs of improvement on all fronts. Consumer spending rose as a sizeable package of tax cuts, implemented in 2003, gave disposable income a boost. Low interest rates spurred a new round of mortgage refinancing late in the period. Consumer confidence slipped late in the period as the outlook for the labor market remained clouded despite a significant pick-up in new jobs in March. Nevertheless, housing and retail sales showed steady gains throughout the period.

After two years of holding back, the business sector began to show signs of improvement late in 2003. Business spending on technology-related items rose as corporate profits improved. Spending on capital equipment also picked up.

US STOCKS HEADED HIGHER

The US stock market snapped a three-year losing streak in 2003, but its rate of return slowed early in 2004 in response to a mixed job outlook and renewed fears about terrorism. The S&P 500 Index returned 14.08% for this six-month period. Small company stocks were even stronger. The Russell 2000 Index returned 21.69% for the period.

INTERNATIONAL STOCK MARKETS REPORTED STRONG RETURNS

A modest rebound in economic growth and a declining US dollar helped international stock markets post strong returns. The MSCI EAFE Index, a broad measure of performance of 21 developed equity markets in Europe, Australasia (which includes Australia and New Zealand) and the Far East, returned 22.16% for the period. European stock markets responded to improving economic data and relatively low interest rates. Japan's economy continued to report steady but modest growth, and its improvement was reflected in strong stock market returns. The stock markets of Korea, Malaysia and Taiwan scored double-digit gains during the period as did those of Colombia and Mexico.

BONDS DELIVERED RESPECTABLE GAINS

A growing economy continued to boost investor enthusiasm for high-yield bonds, which led the fixed-income markets during the period. The six-month return for the Merrill Lynch US High Yield, Cash Pay Index was 8.21%. However, high-yield bonds slipped in the second half of this reporting period. US Treasury bonds gained ground and other segments of the bond market also delivered respectable gains as interest rates declined. The Lehman Brothers Aggregate Bond Index, a broad measure of investment-grade bond performance, returned 2.98%. However, money market fund yields remained below 1%.

[SIDENOTE]

SUMMARY

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2004

- STOCK MARKETS AROUND THE WORLD BENEFITED FROM A PICK-UP IN ECONOMIC GROWTH AND AN INCREASE IN CORPORATE PROFITS. BOTH THE S&P 500 INDEX AND THE MSCI EAFE INDEX POSTED DOUBLE-DIGIT RETURNS THIS PERIOD.

[CHART]

S&P INDEX        14.08%
MSCI INDEX       22.16%

- PERFORMANCE IN THE FIXED-INCOME UNIVERSE WAS LED BY HIGH-YIELD BONDS. AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX, THIS SECTOR POSTED A RETURN MORE THAN FIVE PERCENTAGE POINTS HIGHER THAN THE RETURN FOR INVESTMENT-GRADE BONDS, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX.

[CHART]

MERRILL LYNCH INDEX   8.21%
LEHMAN INDEX          2.98%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The MSCI EAFE Index is an unmanaged, market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia, and the Far East.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

PORTFOLIO MANAGERS' REPORT

                                                     COLUMBIA MID CAP VALUE FUND

For the six-month period ended March 31, 2004, class A shares of Columbia Mid Cap Value Fund returned 19.55% without sales charge. The fund underperformed the Russell Midcap Value Index, which returned 21.38% for the same period. However, the fund performed better than its peer group. The Morningstar(R) Mid-Cap Value Fund Category average was 18.92% for the period.(1) Good stock selection in the industrial and energy sectors helped the fund achieve its strong gain. Poor performance in the health care and consumer discretionary sectors detracted from the fund's relative return. In addition, a mid-single digit cash cushion in the fund hurt performance given the strength of the market.

POSITIONED FOR RECOVERY--AND HIGHER INTEREST RATES

During the six-month period, we increased our exposure to stocks that would benefit from a recovering economy. The timing of our decision was fortunate because many of these stocks did well during the period. In the industrials sector, we outperformed our benchmark due to good stock selection. For example, our investment in the Brink's Company, a conglomerate with a thriving home security business, returned nearly 60%. Higher gas prices and strong production growth helped XTO Energy gain about 50%.

Most of the stocks in the portfolio delivered positive performance during the period. However, our investment in First Health Group, a health care services company, was disappointing. Its stock declined because of competitive pricing pressures in one of its key business segments.

STAYING THE COURSE WITH FINANCIALS

Throughout the period, we maintained an underweight position in financial companies that we believed would do poorly if interest rates rose. In particular, we continued to shun any exposure to real estate investment trusts (REITs) as this sector became overheated in a declining interest rate environment. This underweight had a slightly negative affect on performance during the period as rates remained stubbornly low. Conversely, we added to companies that have the potential to profit from rising rates, such as mortgage insurers PMI Group and Radian Group. We continue to believe that interest rates will rise and that our lack of exposure to REITs will be justified.

(1) (C)2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 03/31/04 ($)

   Class A                       25.13
   Class B                       23.06
   Class C                       23.78
   Class Z                       25.40

HOLDINGS DISCUSSED IN THIS REPORT AS OF 03/31/04 (%)

   Brink's Company                 1.4
   XTO Energy                      2.8
   First Health Group              1.0
   PMI Group                       1.2
   Radian Group                    1.0
   Avon Products                   1.2
   Biomet                          1.0
   Gentex                          0.8
   Littelfuse                      1.0
   Millipore                       1.0
   Hubbell                         0.3
   Pactiv                          0.5

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

OPPORTUNITY FOR PROFIT TAKING

As some of our portfolio holdings reached full valuation levels, we trimmed positions. In this regard, we cut back on our holdings of Avon Products, Biomet, Gentex, Littelfuse and Millipore. We completely eliminated our position in Zebra Technologies, which has provided the fund with a few years of excellent returns. We used some of the proceeds from these sales to initiate a position in Hubbell, a company that supplies electrical products to a diverse set of end markets. We were attracted to the company because it has brought in new management which is implementing a number of positive initiatives; including international expansion, better new product innovation, and a variety of programs to cut costs and improve productivity. We also bought shares of Pactiv, a packaging company with a demonstrated record of introducing new products, making sound acquisitions, and improving productivity. Pactiv was attractively priced as investors overreacted to fears of higher energy prices on its raw material costs.

LOOKING FOR ECONOMIC GROWTH

We believe that the US economy is on firm footing for continued growth, but we also believe that that growth will most likely be accompanied by higher interest rates. As a result, we are maintaining our emphasis on cyclical industries and stocks that have the potential to perform well even if interest rates rise. We are first and foremost value-oriented, bottom-up stock pickers and individual stock selection remains our primary focus in managing the portfolio.

[PHOTO OF DANIEL K. CANTOR]

Daniel K. Cantor, CFA, has co-managed Columbia MidCap Value Fund since August 2000 and has been with the advisor and its predecessors since 1985.

/s/ Daniel K. Cantor

[PHOTO OF JEFFREY C. KINZEL]

Jeffrey C. Kinzel, CFA, has co-managed the fund since August 2000 and has been with the advisor or its predecessors since 1991.

/s/ Jeffrey C. Kinzel

Investing in medium-sized companies involves certain risks, including price fluctuations caused by economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

[SIDENOTE]

WE ARE MAINTAINING OUR EMPHASIS ON STOCKS THAT WE BELIEVE HAVE THE POTENTIAL TO PERFORM WELL EVEN IF INTEREST RATES RISE.

INVESTMENT PORTFOLIO

MARCH 31, 2004 (UNAUDITED)                           COLUMBIA MID CAP VALUE FUND

                                                                                                            SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 94.7%

CONSUMER DISCRETIONARY - 17.0%

                    AUTO COMPONENTS - 3.7%        Gentex Corp.                                             332,100    14,406,498
                                                  Johnson Controls, Inc.                                   300,300    17,762,745
                                                  Lear Corp.                                               349,200    21,636,432
                                                  Superior Industries International, Inc.                  320,900    11,372,696
                                                                                             Auto Components Total    65,178,371

      HOTELS, RESTAURANTS & LEISURE - 3.3%        Brinker International, Inc. (a)                          602,850    22,866,100
                                                  Darden Restaurants, Inc.                                 309,800     7,679,942
                                                  Harrah's Entertainment, Inc.                             276,400    15,171,596
                                                  Six Flags, Inc. (a)                                    1,495,300    11,738,105
                                                                                               Hotels, Restaurants
                                                                                                   & Leisure Total    57,455,743

                 HOUSEHOLD DURABLES - 0.7%        Newell Rubbermaid, Inc.                                  548,100    12,715,920
                                                                                                Household Durables
                                                                                                             Total    12,715,920

       LEISURE EQUIPMENT & PRODUCTS - 0.6%        Mattel, Inc.                                             563,300    10,387,252
                                                                                                 Leisure Equipment
                                                                                                  & Products Total    10,387,252

                              MEDIA - 2.0%        Knight-Ridder, Inc.                                      182,400    13,360,800
                                                  Mediacom Communications Corp. (a)                        867,900     6,960,558
                                                  New York Times Co., Class A                              339,900    15,023,580
                                                                                                       Media Total    35,344,938

                   MULTILINE RETAIL - 2.3%        Federated Department Stores, Inc.                        731,600    39,542,980
                                                                                            Multiline Retail Total    39,542,980

                   SPECIALTY RETAIL - 3.9%        Boise Cascade Corp.                                      346,200    11,995,830
                                                  Borders Group, Inc.                                      706,600    16,774,684
                                                  Ross Stores, Inc.                                        459,600    14,068,356
                                                  TJX Companies, Inc.                                    1,040,000    25,542,400
                                                                                            Specialty Retail Total    68,381,270

   TEXTILES, APPAREL & LUXURY GOODS - 0.5%        Wolverine World Wide, Inc.                               343,500     8,288,655
                                                                                               Textiles, Apparel &
                                                                                                Luxury Goods Total     8,288,655
                                                                                                                     -----------
                                                                                            CONSUMER DISCRETIONARY
                                                                                                             TOTAL   297,295,129

CONSUMER STAPLES - 5.1%

                          BEVERAGES - 1.0%        Pepsi Bottling Group, Inc.                               595,600    17,719,100
                                                                                                   Beverages Total    17,719,100

                      FOOD PRODUCTS - 2.9%        Dean Foods Co. (a)                                     1,204,600    40,233,640
                                                  Hormel Foods Corp.                                       342,700    10,051,391
                                                                                               Food Products Total    50,285,031

                  PERSONAL PRODUCTS - 1.2%        Avon Products, Inc.                                      272,400    20,666,988
                                                                                           Personal Products Total    20,666,988
                                                                                                                     -----------
                                                                                            CONSUMER STAPLES TOTAL    88,671,119
ENERGY - 6.9%

        ENERGY EQUIPMENT & SERVICES - 2.2%        BJ Services Co. (a)                                      234,600    10,151,142
                                                  Noble Corp. (a)                                          274,800    10,557,816
                                                  Transocean, Inc. (a)                                     420,800    11,736,112
                                                  Weatherford International Ltd. (a)                       172,300     7,241,769
                                                                                                Energy Equipment &
                                                                                                    Services Total    39,686,839

See notes to investment portfolio.

                                                                                                            SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
ENERGY - (CONTINUED)

                          OIL & GAS - 4.7%        Amerada Hess Corp.                                       344,100    22,462,848
                                                  Occidental Petroleum Corp.                               212,500     9,785,625
                                                  XTO Energy, Inc.                                       1,961,341    49,504,253
                                                                                                   Oil & Gas Total    81,752,726
                                                                                                                     -----------
                                                                                                      ENERGY TOTAL   121,439,565

FINANCIALS - 21.5%

                    CAPITAL MARKETS - 3.1%        Bear Stearns Companies, Inc.                             185,900    16,299,712
                                                  Janus Capital Group, Inc.                              1,477,800    24,206,364
                                                  Lehman Brothers Holdings, Inc.                           167,400    13,872,438
                                                                                             Capital Markets Total    54,378,514

                   COMMERCIAL BANKS - 5.2%        Banknorth Group, Inc.                                    623,000    21,206,920
                                                  Charter One Financial, Inc.                              524,460    18,544,906
                                                  City National Corp.                                      322,800    19,335,720
                                                  Cullen/Frost Bankers, Inc.                               191,500     8,188,540
                                                  North Fork Bancorporation, Inc.                          559,900    23,694,968
                                                                                            Commercial Banks Total    90,971,054

     DIVERSIFIED FINANCIAL SERVICES - 0.6%        Citigroup, Inc.                                          204,141    10,554,090
                                                                                             Diversified Financial
                                                                                                    Services Total    10,554,090

                          INSURANCE - 4.0%        Ambac Financial Group, Inc.                              312,150    23,030,427
                                                  Cincinnati Financial Corp.                               184,700     8,025,215
                                                  Loews Corp.                                              206,000    12,166,360
                                                  Nationwide Financial Services, Inc.,
                                                  Class A                                                  309,900    11,171,895
                                                  Old Republic International Corp.                         177,550     4,360,628
                                                  St. Paul Travelers Companies, Inc.                       282,100    11,286,821
                                                                                                   Insurance Total    70,041,346

         THRIFTS & MORTGAGE FINANCE - 8.6%        Golden West Financial Corp.                              401,400    44,936,730
                                                  Greenpoint Financial Corp.                               515,550    22,534,690
                                                  PMI Group, Inc.                                          558,800    20,876,768
                                                  Radian Group, Inc.                                       420,000    17,892,000
                                                  Sovereign Bancorp, Inc.                                1,148,100    24,592,302
                                                  Webster Financial Corp.                                  355,900    18,047,689
                                                                                                Thrifts & Mortgage
                                                                                                     Finance Total   148,880,179
                                                                                                                     -----------
                                                                                                  FINANCIALS TOTAL   374,825,183
HEALTH CARE - 5.2%

   HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%        Biomet, Inc.                                             451,600    17,323,376
                                                  Millipore Corp. (a)                                      346,800    17,818,584
                                                                                           Health Care Equipment &
                                                                                                    Supplies Total    35,141,960

   HEALTH CARE PROVIDERS & SERVICES - 3.2%        Anthem, Inc. (a)                                          96,800     8,773,952
                                                  First Health Group Corp. (a)                             790,800    17,286,888
                                                  HCA, Inc.                                                306,400    12,445,968
                                                  WellPoint Health Networks, Inc. (a)                      154,600    17,581,112
                                                                                           Health Care Providers &
                                                                                                    Services Total    56,087,920
                                                                                                                     -----------
                                                                                                 HEALTH CARE TOTAL    91,229,880

                                              See notes to investment portfolio.

                                                                                                            SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INDUSTRIALS - 13.2%

                AEROSPACE & DEFENSE - 0.9%        Alliant Techsystems, Inc. (a)                            182,500     9,928,000
                                                  Northrop Grumman Corp.                                    61,300     6,033,146
                                                                                               Aerospace & Defense
                                                                                                             Total    15,961,146

            AIR FREIGHT & LOGISTICS - 0.5%        CNF, Inc.                                                285,400     9,589,440
                                                                                                     Air Freight &
                                                                                                   Logistics Total     9,589,440

                           AIRLINES - 0.6%        AMR Corp. (a)                                            806,900    10,271,837
                                                                                                    Airlines Total    10,271,837

     COMMERCIAL SERVICES & SUPPLIES - 4.1%        Brink's Co.                                              878,000    24,215,240
                                                  Cendant Corp.                                          1,182,800    28,848,492
                                                  Manpower, Inc.                                           323,600    15,047,400
                                                  Spherion Corp. (a)                                       344,700     3,526,281
                                                                                             Commercial Services &
                                                                                                    Supplies Total    71,637,413

               ELECTRICAL EQUIPMENT - 0.9%        Ametek, Inc.                                             394,600    10,117,544
                                                  Hubbell, Inc., Class B                                   147,300     5,911,149
                                                                                              Electrical Equipment
                                                                                                             Total    16,028,693

           INDUSTRIAL CONGLOMERATES - 2.0%        Allete, Inc.                                             317,400    11,137,566
                                                  Carlisle Companies, Inc.                                 407,000    23,056,550
                                                                                          Industrial Conglomerates
                                                                                                             Total    34,194,116

                          MACHINERY - 4.2%        AGCO Corp. (a)                                           224,800     4,655,608
                                                  Dover Corp.                                              263,600    10,219,772
                                                  Ingersoll-Rand Co., Ltd., Class A                        267,200    18,076,080
                                                  Navistar International Corp. (a)                         624,800    28,647,080
                                                  Parker Hannifin Corp.                                    195,500    11,045,750
                                                                                                   Machinery Total    72,644,290
                                                                                                                     -----------
                                                                                                 INDUSTRIALS TOTAL   230,326,935
INFORMATION TECHNOLOGY - 8.5%

           COMMUNICATIONS EQUIPMENT - 1.4%        Andrew Corp. (a)                                       1,321,800    23,131,500
                                                                                          Communications Equipment
                                                                                                             Total    23,131,500

 ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.6%        Amphenol Corp., Class A (a)                              710,400    21,098,880
                                                  Arrow Electronics, Inc. (a)                              468,500    11,928,010
                                                  AVX Corp.                                                657,600    10,843,824
                                                  Littelfuse, Inc. (a)                                     480,000    17,856,000
                                                  Seagate Technology, Inc., Escrow
                                                  Shares (a) (b)                                           105,800         1,058
                                                  Varian, Inc. (a)                                         273,000    10,966,410
                                                  Vishay Intertechnology, Inc. (a)                         376,800     8,040,912
                                                                                            Electronic Equipment &
                                                                                                 Instruments Total    80,735,094

                        IT SERVICES - 1.5%        Affiliated Computer Services,
                                                  Inc., Class A (a)                                        362,100    18,792,990
                                                  DST Systems, Inc. (a)                                    166,900     7,568,915
                                                                                                 IT Services Total    26,361,905

                           SOFTWARE - 1.0%        Reynolds & Reynolds Co., Class A                         617,900    17,554,539
                                                                                                    Software Total    17,554,539
                                                                                                                     -----------
                                                                                            INFORMATION TECHNOLOGY
                                                                                                             TOTAL   147,783,038

See notes to investment portfolio.

                                                                                                            SHARES     VALUE ($)
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

MATERIALS - 10.9%

                            CHEMICALS - 6.8%   Air Products & Chemicals, Inc.                              323,900     16,233,868
                                               Eastman Chemical Co.                                        344,900     14,720,332
                                               Engelhard Corp.                                             439,600     13,139,644
                                               International Flavors & Fragrances, Inc.                    671,700     23,845,350
                                               Lubrizol Corp.                                              335,300     10,558,597
                                               OM Group, Inc. (a)                                          288,800      8,779,520
                                               PPG Industries, Inc.                                        210,700     12,283,810
                                               Praxair, Inc.                                               538,500     19,989,120
                                                                                                   Chemicals Total    119,550,241

               CONTAINERS & PACKAGING - 1.9%   Crown Holdings, Inc. (a)                                    896,400      8,354,448
                                               Packaging Corp. of America                                  708,800     15,990,528
                                               Pactiv Corp. (a)                                            381,900      8,497,275
                                                                                            Containers & Packaging
                                                                                                             Total     32,842,251

              PAPER & FOREST PRODUCTS - 2.2%   Georgia-Pacific Corp.                                       635,800     21,420,102
                                               MeadWestvaco Corp.                                          607,286     17,180,121
                                                                                                    Paper & Forest
                                                                                                    Products Total     38,600,223
                                                                                                                    -------------
                                                                                                   MATERIALS TOTAL    190,992,715
TELECOMMUNICATION SERVICES - 1.5%

  WIRELESS TELECOMMUNICATION SERVICES - 1.5%   Telephone & Data Systems, Inc.                              372,000     26,363,640
                                                                                        Wireless Telecommunication
                                                                                                    Services Total     26,363,640
                                                                                                                    -------------
                                                                                        TELECOMMUNICATION SERVICES
                                                                                                             TOTAL     26,363,640
UTILITIES - 4.9%

                   ELECTRIC UTILITIES - 4.1%   Entergy Corp.                                               250,200     14,886,900
                                               Exelon Corp.                                                324,650     22,358,646
                                               PPL Corp.                                                   248,300     11,322,480
                                               Progress Energy, Inc.                                       482,200     22,701,976
                                                                                          Electric Utilities Total     71,270,002

  MULTI-UTILITIES & UNREGULATED POWER - 0.8%   Energy East Corp.                                           541,200     13,724,832
                                                                                                 Multi-Utilities &
                                                                                           Unregulated Power Total     13,724,832
                                                                                                                    -------------
                                                                                                   UTILITIES TOTAL     84,994,834
                                                                                                                    -------------
                                               TOTAL COMMON STOCKS
                                               (COST OF $1,115,916,190)                                             1,653,922,038

                                              See notes to investment portfolio.

                                                                                                           PAR ($)      VALUE ($)
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 5.1%

                                               Repurchase agreement with State Street Bank &
                                               Trust Co., dated 03/31/04, due 04/01/04 at 0.960%,
                                               collateralized by a U.S. Treasury Bill maturing
                                               05/20/04, market value $91,235,813 (repurchase
                                               proceeds $89,443,385) (cost of $89,441,000)              89,441,000     89,441,000

                                               TOTAL INVESTMENTS - 99.8%
                                               (COST OF $1,205,357,190) (c)                                         1,743,363,038

                                               OTHER ASSETS & LIABILITIES, NET - 0.2%                                   2,638,574

                                               NET ASSETS - 100.0%                                                  1,746,001,612

    NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.

(b) The value of this security represents fair value as determined in good faith under the direction of the Board of Trustees.

(c) Cost for both financial statement and federal income tax purposes is the same.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2004 (UNAUDITED)                           COLUMBIA MID CAP VALUE FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                                    ASSETS        Investments, at cost                                           1,205,357,190
                                                                                                                 -------------
                                                  Investments, at value                                          1,743,363,038
                                                  Cash                                                                     331
                                                  Receivable for:
                                                   Investments sold                                                  1,914,465
                                                   Fund shares sold                                                  3,205,059
                                                   Interest                                                              2,385
                                                   Dividends                                                         1,056,992
                                                  Deferred Trustees' compensation plan                                  28,783
                                                  Other assets                                                          47,668
                                                                                                                 -------------
                                                                                                  Total Assets   1,749,618,721

                               LIABILITIES        Payable for:
                                                   Fund shares repurchased                                           1,534,498
                                                   Investment advisory fee                                             972,297
                                                   Transfer agent fee                                                  557,612
                                                   Pricing and bookkeeping fees                                         42,490
                                                   Distribution and service fees                                       481,429
                                                  Deferred Trustees' fees                                               28,783
                                                                                                                 -------------
                                                                                             Total Liabilities       3,617,109

                                                                                                    NET ASSETS   1,746,001,612

                 COMPOSITION OF NET ASSETS        Paid-in capital                                                1,191,384,788
                                                  Accumulated net investment loss                                     (202,067)
                                                  Accumulated net realized gain                                     16,813,043
                                                  Net unrealized appreciation on investments                       538,005,848

                                                                                                    NET ASSETS   1,746,001,612

                                   CLASS A        Net assets                                                       667,220,242
                                                  Shares outstanding                                                26,552,792
                                                  Net asset value per share                                              25.13(a)
                                                  Maximum offering price per share($25.13/0.9425)                        26.66(b)

                                   CLASS B        Net assets                                                       349,075,137
                                                  Shares outstanding                                                15,135,624
                                                  Net asset value and offering price per share                           23.06(a)

                                   CLASS C        Net assets                                                        70,083,818
                                                  Shares outstanding                                                 2,947,671
                                                  Net asset value and offering price per share                           23.78(a)

                                   CLASS Z        Net assets                                                       659,622,415
                                                  Shares outstanding                                                25,971,365
                                                  Net asset value, offering and redemption price per share               25.40

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

                                              See notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2004 (UNAUDITED)  COLUMBIA MID CAP VALUE FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                         INVESTMENT INCOME        Dividends                                                          9,523,459
                                                  Interest                                                             410,533
                                                                                                                   -----------
                                                   Total Investment Income                                           9,933,992

                                  EXPENSES        Investment advisory fee                                            5,531,894
                                                  Distribution fee:
                                                   Class B                                                           1,253,690
                                                   Class C                                                             245,190
                                                  Service fee:
                                                   Class A                                                             736,098
                                                   Class B                                                             399,665
                                                   Class C                                                              78,155
                                                  Transfer agent fee                                                 1,472,061
                                                  Pricing and bookkeeping fees                                         220,122
                                                  Trustees' fees                                                        19,344
                                                  Custody fee                                                           15,484
                                                  Non-recurring costs (See Note 7)                                      11,774
                                                  Costs assumed by Investment Advisor (See Note 7)                     (11,774)
                                                  Other expenses                                                       135,476
                                                                                                                   -----------
                                                   Total Expenses                                                   10,107,179
                                                  Custody earnings credit                                                  (16)
                                                                                                                   -----------
                                                   Net Expenses                                                     10,107,163
                                                                                                                   -----------
                                                  Net Investment Loss                                                 (173,171)

       NET REALIZED AND UNREALIZED GAIN ON        Net realized gain on investments                                  23,075,066
                               INVESTMENTS        Net change in unrealized
                                                   appreciation/depreciation on investments                        259,803,075
                                                                                                                   -----------
                                                  Net Gain                                                         282,878,141
                                                                                                                   -----------
                                                  Net Increase in Net Assets from Operations                       282,704,970

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                     COLUMBIA MID CAP VALUE FUND

                                                                                      (UNAUDITED)
                                                                                       SIX MONTHS
                                                                                            ENDED     PERIOD ENDED      YEAR ENDED
                                                                                        MARCH 31,    SEPTEMBER 30,     OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                       2004 ($)     2003 (a) ($)    2002 (b) ($)
----------------------------------------------------------------------------------------------------------------------------------
                   OPERATIONS             Net investment loss                            (173,171)        (694,895)     (1,435,210)
                                          Net realized gain (loss) on
                                           investments                                 23,075,066       (2,501,563)     (3,715,373)
                                          Net change in unrealized
                                           appreciation/depreciation
                                           on investments                             259,803,075      173,453,220     (57,976,948)
                                                                                      --------------------------------------------
                                             Net Increase (Decrease) from
                                               Operations                             282,704,970      170,256,762     (63,127,531)

    DISTRIBUTIONS DECLARED TO             From net investment income:
                 SHAREHOLDERS              Class A                                             --               --        (242,251)
                                           Class Z                                             --               --      (1,417,738)
                                          From net realized gains:
                                           Class A                                             --               --      (1,111,322)
                                           Class B                                             --               --        (738,943)
                                           Class C                                             --               --         (94,180)
                                           Class Z                                             --               --      (1,093,946)
                                                                                      --------------------------------------------
                                             Total Distributions
                                               Declared to Shareholders                        --               --      (4,698,380)

           SHARE TRANSACTIONS             Class A:
                                           Subscriptions                               91,509,458      125,797,760     128,522,112
                                           Distributions reinvested                            --               --       1,221,837
                                           Redemptions                                (59,590,897)     (97,987,551)    (94,517,830)
                                                                                      --------------------------------------------
                                             Net Increase                              31,918,561       27,810,209      35,226,119
                                          Class B:
                                           Subscriptions                               25,047,647       51,014,118      94,026,494
                                           Distributions reinvested                            --               --         686,528
                                           Redemptions                                (33,285,420)     (52,194,672)    (76,765,344)
                                                                                      --------------------------------------------
                                             Net Increase (Decrease)                   (8,237,773)      (1,180,554)     17,947,678
                                          Class C:
                                           Subscriptions                                9,689,066       18,705,925      23,047,667
                                           Distributions reinvested                            --               --          89,512
                                           Redemptions                                 (7,703,764)      (8,934,675)    (13,328,896)
                                                                                      --------------------------------------------
                                             Net Increase                               1,985,302        9,771,250       9,808,283
                                          Class Z (formerly Class S) (c):
                                           Subscriptions                               48,119,693      122,916,492     110,179,309
                                           Proceeds received in combination
                                             with original Class Z                             --               --      35,210,907
                                           Distributions reinvested                            --               --       2,313,400
                                           Redemptions                                (47,038,073)     (64,041,818)   (123,772,843)
                                                                                      --------------------------------------------
                                             Net Increase                               1,081,620       58,874,674      23,930,773
                                          Class Z (through 07/29/02) (c):
                                           Subscriptions                                       --               --      37,848,821
                                           Distributions reinvested                            --               --          78,012
                                           Redemptions                                         --               --     (14,013,102)
                                           Proceeds combined into former
                                            Class S                                            --               --     (35,210,907)
                                                                                      --------------------------------------------
                                             Net Decrease                                      --               --     (11,297,176)
                                          Net Increase from Share Transactions         26,747,710       95,275,579      75,615,677
                                                                                      --------------------------------------------
                                               Total Increase in Net Assets           309,452,680      265,532,341       7,789,766

                                              See notes to financial statements.

                                                                                      (UNAUDITED)
                                                                                       SIX MONTHS
                                                                                            ENDED     PERIOD ENDED      YEAR ENDED
                                                                                        MARCH 31,    SEPTEMBER 30,     OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                       2004 ($)     2003 (a) ($)    2002 (b) ($)
----------------------------------------------------------------------------------------------------------------------------------
                   NET ASSETS             Beginning of period                       1,436,548,932    1,171,016,591   1,163,226,825
                                          End of period                             1,746,001,612    1,436,548,932   1,171,016,591
                                          Accumulated net investment
                                           loss at end of period                         (202,067)         (28,896)        (25,851)

            CHANGES IN SHARES             Class A:
                                           Subscriptions                                3,874,030        6,521,180       6,158,222
                                           Issued for distributions reinvested                 --               --          58,886
                                           Redemptions                                 (2,497,917)      (5,102,306)     (4,580,879)
                                                                                    ----------------------------------------------
                                             Net Increase                               1,376,113        1,418,874       1,636,229
                                          Class B:
                                           Subscriptions                                1,151,833        2,854,981       4,806,890
                                           Issued for distributions reinvested                 --               --          35,439
                                           Redemptions                                 (1,522,599)      (2,940,908)     (4,031,581)
                                                                                    ----------------------------------------------
                                             Net Increase (Decrease)                     (370,766)         (85,927)        810,748
                                          Class C:
                                           Subscriptions                                  433,645        1,001,743       1,137,120
                                           Issued for distributions reinvested                 --               --           4,478
                                           Redemptions                                   (343,500)        (484,507)       (672,268)
                                                                                    ----------------------------------------------
                                             Net Increase                                  90,145          517,236         469,330
                                          Class Z (formerly Class S) (c):
                                           Subscriptions                                2,011,757        6,332,822       5,294,159
                                           Issued for combination with
                                             original Class Z                                  --               --       1,863,011
                                           Issued for distributions reinvested                 --               --         110,864
                                           Redemptions                                 (1,956,962)      (3,234,333)     (5,829,077)
                                                                                    ----------------------------------------------
                                             Net Increase                                  54,795        3,098,489       1,438,957
                                          Class Z (through 07/29/02) (c):
                                           Subscriptions                                       --               --       1,698,418
                                           Issued for distributions reinvested                 --               --           3,738
                                           Redemptions                                         --               --        (656,283)
                                           Shares combined into
                                             former Class S                                    --               --      (1,863,011)
                                                                                    ----------------------------------------------
                                             Net Decrease                                      --               --        (817,138)

(a) The Fund changed its fiscal year end from October 31 to September 30.

(b) Class S shares were initially offered on February 8, 2001.

(c) On July 29, 2002, the Fund's existing Class Z shares were combined into the Fund's Class S shares, which were subsequently redesignated as Class Z shares.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2004 (UNAUDITED)                           COLUMBIA MID CAP VALUE FUND

NOTE 1. ORGANIZATION

Columbia Mid Cap Value Fund (the "Fund"), a series of Columbia Funds Trust III (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOALS

The Fund seeks long-term growth by investing primarily in middle capitalization equities.

FUND SHARES

The Fund may issue an unlimited number of shares, and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

On October 13, 2003, the Liberty Select Value Fund was renamed Columbia Mid Cap Value Fund. Also on this date, the Liberty Funds Trust III was renamed Columbia Funds Trust III.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid, during the period ended September 30, 2003 and the year ended October 31, 2002 was as follows:

                                      2003              2002
------------------------------------------------------------
Distributions paid from:
  Ordinary income                     $ --      $  1,659,989
  Long-term capital gains               --         3,038,391

Unrealized appreciation and depreciation at March 31, 2004, based on cost of investments for federal income tax purposes was:

  Unrealized appreciation                      $ 579,271,991
  Unrealized depreciation                        (41,266,143)
                                               -------------
    Net unrealized appreciation                $ 538,005,848

The following capital loss carryforwards, determined as of September 30, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

       YEAR OF                  CAPITAL LOSS
      EXPIRATION                CARRYFORWARD
--------------------------------------------------
         2010                   $ 3,310,801
         2011                     2,259,867
                                $ 5,570,668

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in-capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation ("BOA"). Columbia provides administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

      AVERAGE DAILY NET ASSETS       ANNUAL FEE RATE
---------------------------------------------------------
          First $1 billion                0.70%
         Next $500 million                0.65%
         Over $1.5 billion                0.60%

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee based on the Fund's average daily net assets as follows:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
---------------------------------------------------------
          First $1 billion                0.70%
           Over $1 billion                0.65%

For the six months ended March 31, 2004, the Fund's annualized effective investment advisory fee rate was 0.68%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the six months ended March 31, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.027%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. The Transfer Agent was also entitled to receive reimbursement for certain out-of-pocket expenses.

For the six months ended March 31, 2004, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.18%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), formerly Liberty Funds Distributor, Inc., an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. For the period ended March 31, 2004, the Distributor has retained net underwriting discounts of $106,256 on sales of the Fund's Class A shares and received CDSC fees of $2,046, $269,090 and $7,415 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") for Class A, Class B and Class C shares, which requires the payment of a monthly service fee to the Distributor. The service fee is equal to 0.15% annually of the average daily net assets attributable to shares issued prior to April 1, 1989 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B and Class C shares issued thereafter. This arrangement results in a service fee that is a blend between the 0.15% and 0.25% annual rates for the Class A, Class B and Class C shares. For the six months ended March 31, 2004, the Class A, Class B and Class C shares' annualized service fee rate was 0.24%.

The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended March 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $96,281,526 and $72,394,497, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the six months ended March 31, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

For the six months ended March 31, 2004, Columbia has assumed $11,774 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. SUBSEQUENT EVENT

On April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by BOA. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

NOTE 9. COMPARABILITY OF FINANCIAL STATEMENTS

The fiscal year end of the Fund was changed from October 31 to September 30. Accordingly, the Fund's 2004 fiscal year end will be September 30, 2004.

FINANCIAL HIGHLIGHTS

                                                     COLUMBIA MID CAP VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                 (UNAUDITED)
                               SIX MONTHS ENDED    PERIOD ENDED
                                   MARCH 31,       SEPTEMBER 30,                         YEAR ENDED OCTOBER 31,
CLASS A SHARES                       2004             2003(a)         2002           2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD             $        21.02      $    18.45     $    19.35     $    24.52   $    21.93  $    20.17   $    20.43

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (loss) (b)                         0.01            0.01             --(c)        0.06         0.03       (0.03)       (0.05)
Net realized and
unrealized gain (loss)
on investments                            4.10            2.56          (0.84)         (1.46)        4.83        2.51         1.64
                                --------------      ----------     ----------     ----------   ----------  ----------   ----------
Total from Investment
Operations                                4.11            2.57          (0.84)         (1.40)        4.86        2.48         1.59

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                      --              --          (0.01)            --           --          --           --
From net realized gains                     --              --          (0.05)         (3.77)       (2.27)      (0.72)       (1.85)
                                --------------      ----------     ----------     ----------   ----------  ----------   ----------
Total Distributions
Declared to Shareholders                    --              --          (0.06)         (3.77)       (2.27)      (0.72)       (1.85)

NET ASSET VALUE, END OF PERIOD           25.13      $    21.02     $    18.45     $    19.35   $    24.52  $    21.93   $    20.17
Total return (d)                         19.55%(e)       13.93%(e)      (4.37)%        (6.49)%      24.15%      12.48%        7.95%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (f)                              1.14%(g)        1.23%(g)       1.21%          1.22%        1.27%       1.32%        1.32%
Net investment
income (loss) (f)                         0.07%(g)        0.04%(g)         --%(h)       0.29%        0.13%      (0.14)%      (0.23)%
Portfolio turnover rate                      5%(e)           8%(e)         28%            18%          58%         67%          32%
Net assets, end of
period (000's)                  $      667,220      $  529,246     $  438,390     $  428,059   $  425,993  $  398,255   $  373,092

(a)  The Fund changed its fiscal year end from October 31 to September 30.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

                                 (UNAUDITED)
                               SIX MONTHS ENDED    PERIOD ENDED
                                   MARCH 31,       SEPTEMBER 30,                        YEAR ENDED OCTOBER 31,
CLASS B SHARES                       2004            2003(a)           2002         2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD             $       19.37       $    17.12      $    18.09   $    23.32   $    21.10   $    19.57   $    20.02

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (b)                 (0.07)           (0.12)          (0.14)       (0.09)       (0.13)       (0.19)       (0.20)
Net realized and
unrealized gain (loss)
on investments                           3.76             2.37           (0.78)       (1.37)        4.62         2.44         1.60
                                -------------       ----------      ----------   ----------   ----------   ----------   ----------
Total from Investment
Operations                               3.69             2.25           (0.92)       (1.46)        4.49         2.25         1.40

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net realized gains                    --               --           (0.05)       (3.77)       (2.27)       (0.72)       (1.85)

NET ASSET VALUE, END OF PERIOD  $       23.06       $    19.37      $    17.12   $    18.09   $    23.32   $    21.10   $    19.57
Total return (c)                        19.05%(d)        13.14%(d)       (5.12)%      (7.18)%      23.26%       11.66%        7.10%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (e)                             1.89%(f)         1.98%(f)        1.96%        1.97%        2.02%        2.07%        2.07%
Net investment loss (e)                 (0.68)%(f)       (0.71)%(f)      (0.75)%      (0.46)%      (0.62)%      (0.89)%      (0.98)%
Portfolio turnover rate                     5%(d)            8%(d)          28%          18%          58%          67%          32%
Net assets, end of
period (000's)                  $     349,075       $  300,284      $  267,002   $  267,359   $  309,665   $  313,791   $  295,025

(a)  The Fund changed its fiscal year end from October 31 to September 30.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(f)  Annualized.

                                 (UNAUDITED)
                               SIX MONTHS ENDED    PERIOD ENDED
                                   MARCH 31,       SEPTEMBER 30,                       YEAR ENDED OCTOBER 31,
CLASS C SHARES                       2004            2003(a)          2002         2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD             $       19.96       $    17.65      $    18.64   $    23.91   $    21.59   $    20.00   $    20.41

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (b)                 (0.08)           (0.12)          (0.14)       (0.10)       (0.14)       (0.19)       (0.20)
Net realized and
unrealized gain (loss)
 on investments                          3.90             2.43           (0.80)       (1.40)        4.73         2.50         1.64
                                -------------       ----------      ----------   ----------   ----------   ----------   ----------
Total from Investment
Operations                               3.82             2.31           (0.94)       (1.50)        4.59         2.31         1.44

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net realized gains                    --               --           (0.05)       (3.77)       (2.27)       (0.72)       (1.85)

NET ASSET VALUE, END OF PERIOD  $       23.78       $    19.96      $    17.65   $    18.64   $    23.91   $    21.59   $    20.00
Total return (c)                        19.14%(d)        13.09%(d)       (5.07)%      (7.17)%      23.20%       11.71%        7.17%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (e)                             1.89%(f)         1.98%(f)        1.96%        1.97%        2.02%        2.07%        2.07%
Net investment loss (e)                 (0.68)%(f)       (0.71)%(f)      (0.75)%      (0.46)%      (0.62)%      (0.89)%      (0.98)%
Portfolio turnover rate                     5%(d)            8%(d)          28%          18%          58%          67%          32%
Net assets, end of
period (000's)                  $      70,084       $   57,049      $   41,309   $   34,875   $   26,909   $   21,533   $   12,519

(a)  The Fund changed its fiscal year end from October 31 to September 30

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(f)  Annualized.

                                                   (UNAUDITED)
                                                SIX MONTHS ENDED    PERIOD ENDED           YEAR ENDED       PERIOD ENDED
                                                    MARCH 31,       SEPTEMBER 30,          OCTOBER 31,       OCTOBER 31,
CLASS Z SHARES                                         2004             2003(a)               2002(b)          2001(c)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $        21.22      $        18.60      $        19.50    $        21.32

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                                  0.04                0.05                0.05              0.10
Net realized and unrealized gain (loss)
on investments                                             4.14                2.57               (0.84)            (1.92)
                                                 --------------      --------------      --------------    --------------
Total from Investment Operations                           4.18                2.62               (0.79)            (1.82)

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                   --                  --               (0.06)               --
From net realized gains                                      --                  --               (0.05)               --
                                                 --------------      --------------      --------------    --------------
Total Distributions Declared
to Shareholders                                              --                  --               (0.11)               --

NET ASSET VALUE, END OF PERIOD                   $        25.40      $        21.22      $        18.60    $        19.50
Total return (e)                                          19.70%(f)           14.09%(f)           (4.09)%           (8.54)%(f)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                               0.90%(h)            1.00%(h)            0.98%             0.95%(h)
Net investment income (g)                                  0.31%(h)            0.28%(h)            0.23%             0.48%(h)
Portfolio turnover rate                                       5%(f)               8%(f)              28%               18%
Net assets, end of period (000's)                $      659,622      $      549,970      $      424,316    $      416,998

(a)  The Fund changed its fiscal year end from October 31 to September 30.

(b) On July 29, 2002, the Fund's existing Class Z shares were combined into the Fund's Class S shares, which were subsequently redesignated as Class Z shares.

(c) Class Z shares were initially offered on February 8, 2001. Per share data and total return reflect activity from this date.

(d) Per share data was calculated using average shares outstanding during the period.

(e)  Total return at net asset value assuming all distribution reinvested.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                     COLUMBIA MID CAP VALUE FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Mid Cap Value Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

COLUMBIA FUNDS

                                                     COLUMBIA MID CAP VALUE FUND

           LARGE GROWTH      Columbia Common Stock
                             Columbia Growth
                             Columbia Growth Stock
                             Columbia Large Cap Growth
                             Columbia Tax-Managed Growth
                             Columbia Tax-Managed Growth II
                             Columbia Young Investor

            LARGE VALUE      Columbia Disciplined Value
                             Columbia Growth & Income
                             Columbia Large Cap Core
                             Columbia Tax-Managed Value

          MIDCAP GROWTH      Columbia Acorn Select
                             Columbia Mid Cap Growth
                             Columbia Tax-Managed Aggressive Growth

           MIDCAP VALUE      Columbia Dividend Income
                             Columbia Mid Cap
                             Columbia Strategic Investor

           SMALL GROWTH      Columbia Acorn
                             Columbia Acorn USA
                             Columbia Small Company Equity

            SMALL VALUE      Columbia Small Cap
                             Columbia Small-Cap Value

               BALANCED      Columbia Asset Allocation
                             Columbia Balanced
                             Columbia Liberty Fund

              SPECIALTY      Columbia Real Estate Equity
                             Columbia Technology
                             Columbia Utilities

   TAXABLE FIXED-INCOME      Columbia Contrarian Income
                             Columbia Corporate Bond
                             Columbia Federal Securities
                             Columbia Fixed Income Securities
                             Columbia High Yield
                             Columbia High Yield Opportunities
                             Columbia Income
                             Columbia Intermediate Bond
                             Columbia Intermediate Government Income
                             Columbia Quality Plus Bond
                             Columbia Short Term Bond
                             Columbia Strategic Income

          FLOATING RATE      Columbia Floating Rate
                             Columbia Floating Rate Advantage

             TAX EXEMPT      Columbia High Yield Municipal
                             Columbia Intermediate Tax-Exempt Bond
                             Columbia Managed Municipals
                             Columbia National Municipal Bond
                             Columbia Tax-Exempt
                             Columbia Tax-Exempt Insured

SINGLE STATE TAX EXEMPT      Columbia California Tax-Exempt
                             Columbia Connecticut Intermediate Municipal Bond
                             Columbia Connecticut Tax-Exempt
                             Columbia Florida Intermediate Municipal Bond
                             Columbia Massachusetts Intermediate Municipal Bond
                             Columbia Massachusetts Tax-Exempt
                             Columbia New Jersey Intermediate Municipal Bond
                             Columbia New York Intermediate Municipal Bond
                             Columbia New York Tax-Exempt
                             Columbia Oregon Municipal Bond
                             Columbia Pennsylvania Intermediate Municipal Bond
                             Columbia Rhode Island Intermediate Municipal Bond

           MONEY MARKET      Columbia Money Market
                             Columbia Municipal Money Market

   INTERNATIONAL/GLOBAL      Columbia Acorn International
                             Columbia Acorn International Select
                             Columbia Europe
                             Columbia Global Equity
                             Columbia International Stock
                             Columbia Newport Asia Pacific
                             Columbia Newport Greater China
                             Columbia Newport Tiger

                  INDEX      Columbia Large Company Index
                             Columbia Small Company Index
                             Columbia U.S. Treasury Index


PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT US AT 800-345-6611 FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA MID CAP VALUE FUND  SEMIANNUAL REPORT, MARCH 31, 2004

                                                                     PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                719-03/632R-0304 (05/04) 04/1080

[GRAPHIC]

COLUMBIA LIBERTY FUND

SEMIANNUAL REPORT

MARCH 31, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                                                  1

Performance Information                                                       2

Economic Update                                                               3

Portfolio Managers' Report                                                    4

Financial Statements                                                          6

   Investment Portfolio                                                       7

   Statement of Assets and Liabilities                                       20

   Statement of Operations                                                   21

   Statement of Changes in Net Assets                                        22

   Notes to Financial Statements                                             24

   Financial Highlights                                                      29

Important Information
About This Report                                                            33

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

  NOT FDIC    MAY LOSE VALUE
   INSURED  ------------------
             NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS

                                                           COLUMBIA LIBERTY FUND

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you.

There are no immediate changes planned for fund names or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

- APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH DEDICATED TO MONITORING PERFORMANCE OF INDIVIDUAL FUNDS.

- VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY SENIOR EXECUTIVES OF THE ADVISOR FOR INVESTMENT PERSONNEL AND BY A DESIGNATED COMMITTEE FOR THE BOARD).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald              /s/ J. Kevin Connaughton

Thomas C. Theobald                  J. Kevin Connaughton
Chairman, Board of Trustees         President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE

                                                           COLUMBIA LIBERTY FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 EQUITY SECTORS AS OF 03/31/04 (%)

   Financials                         13.7
   Information technology             11.2
   Consumer discretionary              8.2
   Health care                         7.5
   Industrials                         7.3

PORTFOLIO STRUCTURE AS OF 03/31/04 (%)

   Common stock                       65.0
   Government issues                  14.3
   Corporate bonds                    13.8
   Mortgage backed securities          3.1
   Asset backed securities             1.4
   Cash, net receivables & payables    1.2
   Investment companies                0.8
   Preferred stocks                    0.4

TOP 10 EQUITY HOLDINGS AS OF 03/31/04 (%)

   Citigroup                           1.6
   Pfizer                              1.5
   General Electric                    1.4
   Microsoft                           1.0
   Intel                               1.0
   Cisco Systems                       1.0
   PepsiCo                             0.9
   Exxon Mobil                         0.8
   American International Group        0.7
   Procter & Gamble                    0.7

Portfolio structure, sector breakdowns and portfolio holdings are calculated as a percentage of net assets.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 03/31/2004.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2004, THE FUND'S CLASS A SHARES RETURNED 10.42% WITHOUT SALES CHARGE.

- THE FUND'S RETURN WAS BETWEEN ITS TWO BENCHMARKS, THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX. IT WAS ON PAR WITH THE AVERAGE RETURN OF ITS PEER GROUP, THE MORNINGSTAR(R) MODERATE ALLOCATION CATEGORY.

- THE FUND BENEFITED FROM ITS EMPHASIS ON STOCKS--PARTICULARLY INTERNATIONAL STOCKS--DURING A PERIOD THAT WAS GENERALLY FAVORABLE FOR STOCK MARKETS AROUND THE WORLD.

[CHART]

CLASS A SHARES                                 10.42%
S&P 500 INDEX                                  14.08%
LEHMAN BROTHERS AGGREGATE BOND INDEX            2.98%

                                    OBJECTIVE

                    Seeks primarily income and capital growth

                                TOTAL NET ASSETS

                                 $836.1 million

MORNINGSTAR STYLE BOX

EQUITY

[GRAPHIC]

FIXED

[GRAPHIC]

PERFORMANCE INFORMATION

                                                           COLUMBIA LIBERTY FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04 ($)

                CLASS A SHARES       CLASS A SHARES                        LEHMAN BROTHERS
             WITHOUT SALES CHARGE   WITH SALES CHARGE   S&P 500 INDEX    AGGREGATE BOND INDEX
    4/1/94               $ 10,000            $  9,425        $ 10,000                $ 10,000
   4/30/94               $ 10,113            $  9,532        $ 10,128                $  9,920
   5/31/94               $ 10,062            $  9,484        $ 10,294                $  9,919
   6/30/94               $  9,857            $  9,290        $ 10,042                $  9,897
   7/31/94               $ 10,135            $  9,552        $ 10,371                $ 10,094
   8/31/94               $ 10,425            $  9,826        $ 10,796                $ 10,106
   9/30/94               $ 10,140            $  9,557        $ 10,532                $  9,958
  10/31/94               $ 10,230            $  9,641        $ 10,769                $  9,949
  11/30/94               $  9,913            $  9,343        $ 10,377                $  9,927
  12/31/94               $ 10,034            $  9,457        $ 10,531                $  9,995
   1/31/95               $ 10,158            $  9,574        $ 10,803                $ 10,193
   2/28/95               $ 10,554            $  9,947        $ 11,225                $ 10,436
   3/31/95               $ 10,817            $ 10,195        $ 11,556                $ 10,500
   4/30/95               $ 11,134            $ 10,494        $ 11,895                $ 10,646
   5/31/95               $ 11,506            $ 10,844        $ 12,371                $ 11,059
   6/30/95               $ 11,796            $ 11,117        $ 12,658                $ 11,139
   7/31/95               $ 12,212            $ 11,510        $ 13,079                $ 11,115
   8/31/95               $ 12,308            $ 11,601        $ 13,111                $ 11,249
   9/30/95               $ 12,593            $ 11,869        $ 13,665                $ 11,358
  10/31/95               $ 12,453            $ 11,737        $ 13,615                $ 11,506
  11/30/95               $ 12,899            $ 12,157        $ 14,213                $ 11,679
  12/31/95               $ 12,905            $ 12,163        $ 14,487                $ 11,842
   1/31/96               $ 13,326            $ 12,560        $ 14,980                $ 11,920
   2/29/96               $ 13,506            $ 12,729        $ 15,119                $ 11,713
   3/31/96               $ 13,480            $ 12,705        $ 15,264                $ 11,631
   4/30/96               $ 13,736            $ 12,946        $ 15,489                $ 11,566
   5/31/96               $ 14,008            $ 13,203        $ 15,888                $ 11,543
   6/30/96               $ 13,865            $ 13,068        $ 15,949                $ 11,697
   7/31/96               $ 13,228            $ 12,467        $ 15,244                $ 11,729
   8/31/96               $ 13,577            $ 12,796        $ 15,565                $ 11,709
   9/30/96               $ 14,154            $ 13,340        $ 16,442                $ 11,913
  10/31/96               $ 14,458            $ 13,627        $ 16,896                $ 12,177
  11/30/96               $ 15,174            $ 14,301        $ 18,173                $ 12,385
  12/31/96               $ 15,068            $ 14,201        $ 17,813                $ 12,270
   1/31/97               $ 15,523            $ 14,630        $ 18,926                $ 12,308
   2/28/97               $ 15,571            $ 14,675        $ 19,074                $ 12,339
   3/31/97               $ 14,984            $ 14,122        $ 18,290                $ 12,202
   4/30/97               $ 15,571            $ 14,676        $ 19,382                $ 12,385
   5/31/97               $ 16,566            $ 15,614        $ 20,562                $ 12,503
   6/30/97               $ 17,321            $ 16,325        $ 21,484                $ 12,651
   7/31/97               $ 18,551            $ 17,485        $ 23,194                $ 12,993
   8/31/97               $ 18,076            $ 17,037        $ 21,895                $ 12,883
   9/30/97               $ 19,011            $ 17,918        $ 23,095                $ 13,072
  10/31/97               $ 18,338            $ 17,284        $ 22,323                $ 13,262
  11/30/97               $ 18,650            $ 17,577        $ 23,357                $ 13,323
  12/31/97               $ 18,993            $ 17,901        $ 23,759                $ 13,457
   1/31/98               $ 19,031            $ 17,937        $ 24,022                $ 13,629
   2/28/98               $ 20,110            $ 18,954        $ 25,754                $ 13,618
   3/31/98               $ 20,574            $ 19,391        $ 27,073                $ 13,665
   4/30/98               $ 20,784            $ 19,589        $ 27,346                $ 13,736
   5/31/98               $ 20,537            $ 19,356        $ 26,876                $ 13,866
   6/30/98               $ 20,882            $ 19,681        $ 27,967                $ 13,984
   7/31/98               $ 20,671            $ 19,482        $ 27,671                $ 14,014
   8/31/98               $ 18,641            $ 17,569        $ 23,670                $ 14,242
   9/30/98               $ 19,312            $ 18,202        $ 25,187                $ 14,575
  10/31/98               $ 20,006            $ 18,855        $ 27,234                $ 14,498
  11/30/98               $ 20,892            $ 19,691        $ 28,885                $ 14,581
  12/31/98               $ 21,489            $ 20,254        $ 30,549                $ 14,624
   1/31/99               $ 21,792            $ 20,539        $ 31,826                $ 14,728
   2/28/99               $ 21,023            $ 19,814        $ 30,836                $ 14,470
   3/31/99               $ 21,427            $ 20,195        $ 32,069                $ 14,550
   4/30/99               $ 21,894            $ 20,635        $ 33,310                $ 14,597
   5/31/99               $ 21,670            $ 20,424        $ 32,524                $ 14,468
   6/30/99               $ 22,396            $ 21,109        $ 34,329                $ 14,422
   7/31/99               $ 21,886            $ 20,627        $ 33,258                $ 14,360
   8/31/99               $ 21,660            $ 20,415        $ 33,095                $ 14,353
   9/30/99               $ 21,392            $ 20,162        $ 32,188                $ 14,519
  10/31/99               $ 22,192            $ 20,916        $ 34,226                $ 14,573
  11/30/99               $ 22,602            $ 21,303        $ 34,921                $ 14,571
  12/31/99               $ 23,357            $ 22,014        $ 36,978                $ 14,501
 1/31/2000               $ 22,734            $ 21,426        $ 35,121                $ 14,454
 2/29/2000               $ 22,779            $ 21,469        $ 34,458                $ 14,628
 3/31/2000               $ 24,071            $ 22,687        $ 37,827                $ 14,822
 4/30/2000               $ 23,816            $ 22,446        $ 36,689                $ 14,779
 5/31/2000               $ 23,211            $ 21,876        $ 35,937                $ 14,771
 6/30/2000               $ 23,805            $ 22,436        $ 36,824                $ 15,078
 7/31/2000               $ 23,736            $ 22,371        $ 36,250                $ 15,216
 8/31/2000               $ 24,949            $ 23,514        $ 38,501                $ 15,436
 9/30/2000               $ 23,981            $ 22,602        $ 36,468                $ 15,534
10/31/2000               $ 24,005            $ 22,624        $ 36,315                $ 15,636
11/30/2000               $ 22,833            $ 21,520        $ 33,453                $ 15,892
12/31/2000               $ 23,100            $ 21,772        $ 33,617                $ 16,188
 1/31/2001               $ 23,572            $ 22,216        $ 34,811                $ 16,454
 2/28/2001               $ 22,080            $ 20,810        $ 31,636                $ 16,597
 3/31/2001               $ 21,068            $ 19,857        $ 29,630                $ 16,680
 4/30/2001               $ 21,991            $ 20,727        $ 31,933                $ 16,610
 5/31/2001               $ 21,912            $ 20,652        $ 32,147                $ 16,709
 6/30/2001               $ 21,555            $ 20,315        $ 31,365                $ 16,773
 7/31/2001               $ 21,555            $ 20,315        $ 31,058                $ 17,148
 8/31/2001               $ 20,759            $ 19,566        $ 29,114                $ 17,346
 9/30/2001               $ 19,861            $ 18,719        $ 26,761                $ 17,549
10/31/2001               $ 20,073            $ 18,919        $ 27,272                $ 17,915
11/30/2001               $ 20,900            $ 19,698        $ 29,364                $ 17,668
12/31/2001               $ 20,902            $ 19,700        $ 29,623                $ 17,555
 1/31/2002               $ 20,660            $ 19,472        $ 29,190                $ 17,697
 2/28/2002               $ 20,418            $ 19,244        $ 28,627                $ 17,869
 3/31/2002               $ 20,875            $ 19,675        $ 29,703                $ 17,572
 4/30/2002               $ 20,389            $ 19,217        $ 27,903                $ 17,913
 5/31/2002               $ 20,389            $ 19,217        $ 27,697                $ 18,065
 6/30/2002               $ 19,498            $ 18,377        $ 25,725                $ 18,221
 7/31/2002               $ 18,494            $ 17,430        $ 23,721                $ 18,441
 8/31/2002               $ 18,603            $ 17,533        $ 23,875                $ 18,753
 9/30/2002               $ 17,381            $ 16,381        $ 21,280                $ 19,057
10/31/2002               $ 18,227            $ 17,179        $ 23,152                $ 18,969
11/30/2002               $ 18,909            $ 17,822        $ 24,516                $ 18,963
12/31/2002               $ 18,372            $ 17,315        $ 23,077                $ 19,356
 1/31/2003               $ 18,015            $ 16,979        $ 22,472                $ 19,373
 2/28/2003               $ 17,769            $ 16,747        $ 22,135                $ 19,641
 3/31/2003               $ 17,817            $ 16,792        $ 22,350                $ 19,625
 4/30/2003               $ 18,725            $ 17,648        $ 24,192                $ 19,788
 5/31/2003               $ 19,661            $ 18,531        $ 25,466                $ 20,156
 6/30/2003               $ 19,874            $ 18,731        $ 25,792                $ 20,116
 7/31/2003               $ 19,790            $ 18,652        $ 26,246                $ 19,440
 8/31/2003               $ 20,095            $ 18,940        $ 26,758                $ 19,568
 9/30/2003               $ 20,073            $ 18,919        $ 26,475                $ 20,087
10/31/2003               $ 20,657            $ 19,469        $ 27,973                $ 19,900
11/30/2003               $ 20,824            $ 19,627        $ 28,219                $ 19,948
12/31/2003               $ 21,568            $ 20,328        $ 29,698                $ 20,151
 1/31/2004               $ 21,876            $ 20,618        $ 30,244                $ 20,312
 2/29/2004               $ 22,185            $ 20,909        $ 30,665                $ 20,532
 3/31/2004               $ 22,162            $ 20,888        $ 30,191                $ 20,689

The graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)

   SHARE CLASS                   A                  B                 C              Z
---------------------------------------------------------------------------------------------
   INCEPTION                  04/30/82           05/05/92          08/01/97       07/31/95
---------------------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT    WITH   WITHOUT   WITH     WITHOUT    WITH    WITHOUT
---------------------------------------------------------------------------------------------
   6-MONTH (CUMULATIVE)     10.42     4.07     9.98     4.98      9.85     8.85      10.49
   1-YEAR                   24.41    17.25    23.47    18.47     23.54    22.54      24.84
   5-YEAR                    0.68    -0.50    -0.07    -0.37     -0.09    -0.09       1.78
   10-YEAR                   8.28     7.64     7.47     7.47      7.45     7.45       8.96

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0% and the class C contingent deferred sales charge of 1% for the first year only.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class Z share (newer class shares) performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to the inception date of the newer class shares. Total returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of newer class shares would have been different.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on April 30, 1982. Class B shares were initially offered on May 5, 1992 and class C shares were initially offered on August 1, 1997.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04 ($)

   SALES CHARGE   WITHOUT     WITH
-------------------------------------
   Class A         22,162   20,888
   Class B         20,543   20,543
   Class C         20,521   20,521
   Class Z         23,592     n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

ECONOMIC UPDATE

                                                           COLUMBIA LIBERTY FUND

The US economy moved ahead during the six-month reporting period that began October 1, 2003 and ended March 31, 2004. A burst of strength in the third quarter of 2003, for which annualized GDP was reported at 8.2%, was followed by fourth quarter growth of 4.1%. That was still comfortably ahead of the economy's long-term average growth rate of 3.0%. GDP growth for first quarter of 2004 was 4.2%.

Although job growth was slow to catch on, the economy showed signs of improvement on all fronts. Consumer spending rose as a sizeable package of tax cuts, implemented in 2003, gave disposable income a boost. Low interest rates spurred a new round of mortgage refinancing late in the period. Consumer confidence slipped as the outlook for the labor market remained clouded despite a significant pick-up in new jobs in March. Nevertheless, housing and retail sales showed steady gains throughout the period.

After two years of holding back, the business sector began to show signs of improvement late in 2003. Business spending on technology-related items rose as corporate profits improved. Spending on capital equipment also picked up.

US STOCKS HEADED HIGHER

The US stock market snapped a three-year losing streak in 2003, but its rate of return slowed early in 2004 in response to a mixed job outlook and renewed fears about terrorism. The S&P 500 Index returned 14.08% for this six-month period. Small company stocks were even stronger. The Russell 2000 Index, an unmanaged index that tracks the performance of 2,000 small US companies based on total market capitalizations, returned 21.69% for the period.

INTERNATIONAL STOCK MARKETS REPORTED STRONG RETURNS

A modest rebound in economic growth and a declining US dollar helped international stock markets post strong returns. The MSCI EAFE Index, a broad measure of performance of 21 developed equity markets in Europe, Australasia (which includes Australia and New Zealand) and the Far East, returned 22.16% for the period. European stock markets responded to improving economic data and relatively low interest rates. Japan's economy continued to report steady but modest growth, and its improvement was reflected in strong stock market returns. The stock markets of Korea, scored double-digit gains during the period.

BONDS DELIVERED RESPECTABLE GAINS

A growing economy continued to boost investor enthusiasm for high-yield bonds, which led the fixed-income markets during the period. The six-month return for the Merrill Lynch US High Yield, Cash Pay Index was 8.21%. However, high-yield bonds slipped in the second half of this reporting period. US Treasury bonds gained ground and other segments of the bond market also delivered respectable gains as interest rates declined. The Lehman Brothers Aggregate Bond Index, a broad measure of investment-grade bond performance, returned 2.98%. However, money market fund yields remained below 1%, as the Federal Reserve kept short-term interest rates at their historical lows.

[SIDENOTE]

SUMMARY
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2004

- STOCK MARKETS AROUND THE WORLD BENEFITED FROM A PICK-UP IN ECONOMIC GROWTH AND AN INCREASE IN CORPORATE PROFITS. BOTH THE S&P 500 INDEX AND THE MSCI EAFE INDEX POSTED DOUBLE-DIGIT RETURNS THIS PERIOD.

[CHART]

   S&P 500 INDEX        14.08%
   MSCI EAFE INDEX      22.16%

- PERFORMANCE IN THE FIXED-INCOME UNIVERSE WAS LED BY HIGH-YIELD BONDS. AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX, THIS SECTOR POSTED A RETURN MORE THAN FIVE PERCENTAGE POINTS HIGHER THAN THE RETURN FOR INVESTMENT-GRADE BONDS, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX.

[CHART]

   MERRILL INDEX         8.21%
   LEHMAN INDEX          2.98%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The MSCI EAFE Index is an unmanaged, market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

PORTFOLIO MANAGERS' REPORT

                                                           COLUMBIA LIBERTY FUND

For the six-month period ended March 31, 2004, Columbia Liberty Fund class A shares returned 10.42% without sales charge. Its performance was between that of its two benchmarks--the S&P 500 Index, which returned 14.08%, and the Lehman Brothers Aggregate Bond Index, which returned 2.98%. The fund's return was in line with the 10.41% average return of its peer group, the Morningstar(R) Moderate Allocation Category.(1)

IMPROVING ECONOMY FUELED MARKET MOMENTUM

Against a backdrop of improving economic news and rising corporate profits, stock markets in the United States and abroad continued to rise. The US bond markets held steady. This environment was favorable for the fund, which maintained a higher allocation in stocks than in bonds during the six-month period. Within the fund's stock allocation, we emphasized international stocks, which were strong performers during the period. Within the bond allocation, our emphasis on high-yield bonds, which was the best-performing sector of the bond market, also aided performance.

A SHIFT IN FOCUS

Early in the fourth quarter, we reduced our exposure to investment grade corporate bonds. We took this step because we believed that interest rates would remain in a narrow trading range, with the risk that rates could drift higher. Interest rates did not rise during the period. Yet, our asset allocation decision paid off because stocks performed better than bonds during the period.

We also trimmed our stake in large-cap domestic stocks early in the fourth quarter and invested the proceeds in overseas equities. In January, we added again to our stake in international stocks. We believed that a weak US dollar, economic growth overseas and good valuations made foreign companies attractive relative to their US counterparts. This strategic shift in our equity allocation benefited the fund's performance. Foreign stocks did well during the period, as evidenced by the MSCI EAFE Index, which posted a six-month return of 22.16% versus 14.08% for the S&P 500 Index.

LARGE CAP VALUE STOCKS, REITs AIDED PERFORMANCE

Our investments in domestic large-cap value stocks also aided performance. The fund's positions in Wendy's and Office Depot were

(1) (C)2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

[SIDENOTE]

NET ASSET VALUE PER SHARE 03/31/04 ($)

   Class A                        7.86
   Class B                        7.85
   Class C                        7.83
   Class Z                        8.33

DISTRIBUTIONS DECLARED PER SHARE 10/01/03 - 03/31/04 ($)

   Class A                        0.11
   Class B                        0.08
   Class C                        0.08
   Class Z                        0.12

HOLDINGS DISCUSSED IN THIS REPORT AS OF 03/31/04 (%)

   Wendy's International           0.5
   Office Depot                    0.3
   Bank One                        0.5
   Citigroup                       1.6
   Kimco Realty                    0.2
   Vornado Realty Trust            0.2

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

beneficiaries of continued strength in consumer spending and delivered attractive returns. Within financials, Bank One and Citigroup aided performance. The fund's investment in mid-cap growth stocks, by contrast, fell short of our performance expectations. A small position in real estate investment trusts (REITs) made a positive contribution to fund performance, notably Kimco Realty Corp and Vornado Realty Trust.

POSITIONED FOR CONTINUED ECONOMIC GROWTH

We believe that continued economic growth, both at home and abroad, and rising corporate profits could provide an attractive environment for stocks. However, the bond market is vulnerable because interest rates are expected to move higher if the economy continues to strengthen. Interest rates and bond prices generally move in opposite directions. As a result, we continue to favor stocks over bonds in our asset allocation, with an emphasis on large cap domestic stocks and international stocks.

[PHOTO OF HARVEY HIRSCHHORN]

Harvey Hirschhorn, CFA, is the lead manager for Columbia Liberty Fund and has co-managed the fund since August 2000. He has been with the advisor and its predecessors since 1973. He is responsible for allocating the fund's assets among various asset classes. The investment decisions for these asset classes are made by professionals with expertise in that class.

/s/ Harvey Hirschhorn

Investing in stocks and bonds involves certain risks, including price fluctuations caused by economic and business developments and changes in interest rates. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

[SIDENOTE]

WE CONTINUE TO FAVOR STOCKS OVER BONDS IN OUR ASSET ALLOCATION, WITH AN EMPHASIS ON LARGE CAP DOMESTIC STOCKS AND INTERNATIONAL STOCKS.

FINANCIAL STATEMENTS
MARCH 31, 2004

                                                           COLUMBIA LIBERTY FUND

                                        A GUIDE TO UNDERSTANDING YOUR FUND'S
                                        FINANCIAL STATEMENTS

                  INVESTMENT PORTFOLIO  The investment portfolio details all of the fund's holdings and their market
                                        value as of the last day of the
                                        reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

   STATEMENT OF ASSETS AND LIABILITIES  This statement details the fund's assets, liabilities, net assets and
                                        share price for each share class as of
                                        the last day of the reporting period.
                                        Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

               STATEMENT OF OPERATIONS  This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

    STATEMENT OF CHANGES IN NET ASSETS  This statement demonstrates how the fund's net assets were affected by its
                                        operating results, distributions to
                                        shareholders and shareholder
                                        transactions (e.g., subscriptions,
                                        redemptions and dividend reinvestments)
                                        during the reporting period. The
                                        Statement of Changes in Net Assets also
                                        details changes in the number of shares
                                        outstanding.

         NOTES TO FINANCIAL STATEMENTS  These notes disclose the organizational background of the fund, its significant
                                        accounting policies (including those
                                        surrounding security valuation, income
                                        recognition and distributions to
                                        shareholders), federal tax information,
                                        fees and compensation paid to affiliates and significant risks and contingencies.

                  FINANCIAL HIGHLIGHTS  The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
MARCH 31, 2004 (UNAUDITED)

                                                           COLUMBIA LIBERTY FUND

                                                                                                            SHARES    VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 65.0%

CONSUMER DISCRETIONARY - 8.2%

                        AUTOMOBILES - 0.3%  General Motors Corp.                                            38,549     1,815,658
                                            Honda Motor Co., Ltd.                                           18,000       828,499
                                                                                                 Automobiles Total     2,644,157

      HOTELS, RESTAURANTS & LEISURE - 1.1%  Accor SA                                                        21,400       868,259
                                            Carnival PLC                                                    20,368       957,239
                                            Compass Group PLC                                              242,600     1,603,548
                                            Harrah's Entertainment, Inc.                                    11,950       655,936
                                            Wendy's International, Inc.                                     93,881     3,820,018
                                            Yum! Brands, Inc. (a)                                           29,255     1,111,397
                                                                                     Hotels, Restaurants & Leisure
                                                                                                             Total     9,016,397

                 HOUSEHOLD DURABLES - 0.5%  Nintendo Co., Ltd.                                              15,100     1,521,801
                                            Koninklijke (Royal) Philips
                                              Electronics NV (a)                                            77,199     2,235,375
                                                                                          Household Durables Total     3,757,176

          INTERNET & CATALOG RETAIL - 0.2%  eBay, Inc. (a)                                                  25,960     1,799,807
                                                                                         Internet & Catalog Retail
                                                                                                             Total     1,799,807

       LEISURE EQUIPMENT & PRODUCTS - 0.1%  Mattel, Inc.                                                    55,186     1,017,630
                                                                                      Leisure Equipment & Products
                                                                                                             Total     1,017,630

                              MEDIA - 2.6%  British Sky Broadcasting Group PLC (a)                         108,000     1,351,063
                                            Clear Channel Communications, Inc.                              74,332     3,147,960
                                            Gannett Co., Inc.                                               14,246     1,255,642
                                            Grupo Televisa SA, ADR                                          20,000       946,800
                                            McGraw-Hill Companies, Inc.                                     35,164     2,677,387
                                            News Corp., Ltd.                                                96,000       865,406
                                            Omnicom Group                                                   25,500     2,046,375
                                            TF1 TV Francaise                                                33,300     1,058,897
                                            Time Warner, Inc. (a)                                          156,709     2,642,114
                                            Viacom, Inc., Class B                                           82,169     3,230,441
                                            Walt Disney Co.                                                 34,600       864,654
                                            WPP Group PLC                                                  122,225     1,240,564
                                            XM Satellite Radio Holdings, Inc.,
                                              Class A (a)                                                   24,525       686,700
                                                                                                       Media Total    22,014,003

                   MULTILINE RETAIL - 0.8%  Ito-Yokado Co., Ltd.                                            34,000     1,545,380
                                            Kohl's Corp. (a)                                                51,700     2,498,661
                                            Target Corp.                                                    54,400     2,450,176
                                                                                            Multiline Retail Total     6,494,217

                   SPECIALTY RETAIL - 2.4%  Bed Bath & Beyond, Inc. (a)                                     63,070     2,633,803
                                            Best Buy Co., Inc.                                              41,500     2,146,380
                                            Chico's FAS, Inc. (a)                                           43,795     2,032,088
                                            Fast Retailing Co., Ltd.                                        14,400     1,175,088
                                            Home Depot, Inc.                                                59,600     2,226,656
                                            Kingfisher PLC                                                 121,312       645,285
                                            Lowe's Companies, Inc.                                          64,145     3,600,459
                                            Office Depot, Inc. (a)                                         142,648     2,684,635
                                            Signet Group PLC                                               373,400       757,302
                                            Staples, Inc. (a)                                               83,700     2,125,143
                                                                                            Specialty Retail Total    20,026,839

                                              See notes to investment portfolio.

                                                                                                            SHARES    VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

CONSUMER DISCRETIONARY - (CONTINUED)

   TEXTILES, APPAREL & LUXURY GOODS - 0.2%  Coach, Inc. (a)                                                 44,800     1,836,352
                                                                                        Textiles, Apparel & Luxury
                                                                                                       Goods Total     1,836,352
                                                                                                                    ------------
                                                                                      CONSUMER DISCRETIONARY TOTAL    68,606,578

CONSUMER STAPLES - 6.2%

                          BEVERAGES - 1.5%  Coca-Cola Co.                                                   78,600     3,953,580
                                            Diageo PLC                                                      88,600     1,158,196
                                            PepsiCo, Inc.                                                  140,967     7,591,073
                                                                                                   Beverages Total    12,702,849

           FOOD & STAPLES RETAILING - 1.1%  Costco Wholesale Corp. (a)                                      79,750     2,995,410
                                            Sysco Corp.                                                     44,035     1,719,567
                                            Wal-Mart Stores, Inc.                                           75,610     4,513,161
                                                                                    Food & Staples Retailing Total     9,228,138

                      FOOD PRODUCTS - 1.3%  Bunge Ltd.                                                      40,400     1,624,888
                                            ConAgra Foods, Inc.                                             97,571     2,628,563
                                            Kraft Foods, Inc.                                               75,125     2,404,751
                                            Nestle SA, Registered Shares                                    13,740     3,505,407
                                            Royal Numico NV (a)                                             26,476       781,953
                                                                                               Food Products Total    10,945,562

                 HOUSEHOLD PRODUCTS - 1.4%  Clorox Co.                                                      51,245     2,506,393
                                            Kimberly-Clark Corp.                                            46,326     2,923,171
                                            Procter & Gamble Co.                                            56,240     5,898,451
                                                                                          Household Products Total    11,328,015

                  PERSONAL PRODUCTS - 0.4%  Alberto-Culver Co., Class B                                     73,580     3,227,955
                                                                                           Personal Products Total     3,227,955

                            TOBACCO - 0.5%  Altria Group, Inc.                                              83,111     4,525,394
                                                                                                     Tobacco Total     4,525,394
                                                                                                                    ------------
                                                                                            CONSUMER STAPLES TOTAL    51,957,913
ENERGY - 4.4%

        ENERGY EQUIPMENT & SERVICES - 0.8%  Halliburton Co.                                                156,195     4,746,766
                                            Noble Corp. (a)                                                  7,670       294,681
                                            Saipem S.p.A                                                    75,000       747,589
                                            Schlumberger Ltd.                                               13,935       889,750
                                                                                       Energy Equipment & Services
                                                                                                             Total     6,678,786

                          OIL & GAS - 3.6%  BP PLC                                                         127,800     1,074,478
                                            BP PLC, ADR                                                    103,823     5,315,738
                                            ConocoPhillips                                                  79,327     5,537,818
                                            Exxon Mobil Corp.                                              168,596     7,011,908
                                            Marathon Oil Corp.                                             116,121     3,909,794
                                            Royal Dutch Petroleum Co.                                       18,450       877,531
                                            Royal Dutch Petroleum Co., N.Y. Shares                          50,015     2,379,714
                                            Shell Transport & Trading Co., PLC                             235,420     1,543,067
                                            Total SA                                                        13,980     2,570,245
                                                                                                   Oil & Gas Total    30,220,293
                                                                                                                    ------------
                                                                                                      ENERGY TOTAL    36,899,079

See notes to investment portfolio.

                                                                                                            SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

FINANCIALS - 13.7%

                    CAPITAL MARKETS - 2.3%  Bank of New York Co., Inc.                                     106,692     3,360,798
                                            Goldman Sachs Group, Inc.                                       17,234     1,798,368
                                            J.P. Morgan Chase & Co.                                         93,423     3,919,095
                                            Merrill Lynch & Co, Inc.                                        89,046     5,303,580
                                            Morgan Stanley                                                  49,896     2,859,041
                                            State Street Corp.                                              33,719     1,757,771
                                                                                             Capital Markets Total    18,998,653

                   COMMERCIAL BANKS - 4.5%  Allied Irish Banks PLC                                          22,500       335,861
                                            Banco Santander Central Hispano SA                             163,400     1,779,558
                                            Bank One Corp.                                                  76,384     4,164,456
                                            Bankinter SA                                                    11,598       457,719
                                            Charter One Financial, Inc.                                     46,400     1,640,704
                                            DBS Group Holdings                                              93,000       799,904
                                            Dexia                                                           52,600       911,392
                                            Fifth Third Bancorp                                             23,265     1,288,183
                                            ForeningsSparbanken AB                                          58,900     1,093,489
                                            Kookmin Bank, ADR                                               37,840     1,531,006
                                            Lloyds TSB Group PLC                                           333,000     2,538,760
                                            Mitsubishi Tokyo Financial Group                                    50       493,839
                                            National City Corp.                                             46,051     1,638,495
                                            Sanpaolo IMI S.p.A                                             109,500     1,249,139
                                            Sumitomo Mitsui Financial Group, Inc.                              306     2,259,385
                                            U.S. Bancorp                                                   178,640     4,939,396
                                            UBS AG, Registered Shares                                       65,790     4,889,885
                                            UniCredito Italiano S.p.A                                      260,000     1,241,429
                                            Wells Fargo & Co.                                               84,247     4,774,277
                                                                                            Commercial Banks Total    38,026,877

                   CONSUMER FINANCE - 0.6%  American Express Co.                                            21,800     1,130,330
                                            MBNA Corp.                                                     152,879     4,224,047
                                                                                            Consumer Finance Total     5,354,377

     DIVERSIFIED FINANCIAL SERVICES - 2.0%  Citigroup, Inc.                                                255,338    13,200,975
                                            Nissin Co., Ltd.                                                85,000       346,406
                                            Nissin Co., Ltd. (a)(b)                                         85,000       334,995
                                            Nomura Holdings, Inc.                                           91,000     1,653,594
                                            Promise Co., Ltd.                                               12,000       822,745
                                                                                    Diversified Financial Services
                                                                                                             Total    16,358,715

                          INSURANCE - 3.2%  Aflac, Inc.                                                     31,518     1,265,133
                                            Alleanza Assicurazioni S.p.A                                   132,000     1,496,065
                                            AMB Generali Holding AG                                          6,750       513,345
                                            Ambac Financial Group, Inc.                                     31,977     2,359,263
                                            American International Group, Inc.                              86,577     6,177,269
                                            Berkshire Hathaway, Inc., Class A (a)                               25     2,332,500
                                            Lincoln National Corp.                                          43,139     2,041,337
                                            Progressive Corp.                                               12,400     1,086,240
                                            Prudential PLC                                                 185,100     1,527,219
                                            Swiss Re, Registered Shares                                      5,400       372,355
                                            Travelers Property Casualty Corp.,
                                              Class B                                                      141,846     2,449,680
                                            Willis Group Holdings Ltd.                                      66,326     2,467,327
                                            XL Capital Ltd., Class A                                        31,354     2,384,158
                                                                                                   Insurance Total    26,471,891

                                              See notes to investment portfolio.

                                                                                                            SHARES    VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

                        REAL ESTATE - 0.4%  Archstone-Smith Trust, REIT                                     39,459     1,164,435
                                            Kimco Realty Corp., REIT                                        25,891     1,319,923
                                            Vornado Realty Trust, REIT                                      21,005     1,270,382
                                                                                                 Real Estate Total     3,754,740

         THRIFTS & MORTGAGE FINANCE - 0.7%  Countrywide Financial Corp.                                     21,625     2,073,838
                                            Fannie Mae                                                      14,900     1,107,815
                                            Freddie Mac                                                     39,352     2,324,129
                                                                                        Thrifts & Mortgage Finance
                                                                                                             Total     5,505,782
                                                                                                                    ------------
                                                                                                  FINANCIALS TOTAL   114,471,035

HEALTH CARE - 7.5%

                      BIOTECHNOLOGY - 1.0%  Amgen, Inc. (a)                                                 78,005     4,537,551
                                            Gilead Sciences, Inc. (a)                                       51,450     2,869,367
                                            Martek Biosciences Corp. (a)                                    18,300     1,043,100
                                                                                               Biotechnology Total     8,450,018

   HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%  Alcon, Inc.                                                     47,015     2,976,050
                                            Boston Scientific Corp. (a)                                     81,060     3,435,323
                                            Essilor International SA                                        30,800     1,875,793
                                            St. Jude Medical, Inc. (a)                                      38,530     2,778,013
                                            Varian Medical Systems, Inc. (a)                                37,700     3,253,887
                                            Zimmer Holdings, Inc. (a)                                       32,400     2,390,472
                                                                                           Health Care Equipment &
                                                                                                    Supplies Total    16,709,538

   HEALTH CARE PROVIDERS & SERVICES - 1.1%  Aetna, Inc.                                                     54,265     4,868,656
                                            Caremark Rx, Inc. (a)                                          136,280     4,531,310
                                                                                           Health Care Providers &
                                                                                                    Services Total     9,399,966

                    PHARMACEUTICALS - 3.4%  Aventis SA                                                      27,340     2,104,469
                                            Bristol-Myers Squibb Co.                                        40,954       992,315
                                            GlaxoSmithKline PLC                                             43,500       856,569
                                            Johnson & Johnson                                               22,343     1,133,237
                                            Merck & Co., Inc.                                               25,957     1,147,040
                                            Novartis AG                                                     54,900     2,332,941
                                            Novo Nordisk AS, Class B                                        26,000     1,207,663
                                            Pfizer, Inc.                                                   369,667    12,956,828
                                            Teva Pharmaceutical Industries Ltd.,
                                              ADR                                                           81,780     5,185,670
                                                                                             Pharmaceuticals Total    27,916,732
                                                                                                                    ------------
                                                                                                 HEALTH CARE TOTAL    62,476,254

INDUSTRIALS - 7.3%

                AEROSPACE & DEFENSE - 1.4%  General Dynamics Corp.                                          28,082     2,508,565
                                            Honeywell International, Inc.                                   82,095     2,778,916
                                            Raytheon Co.                                                    56,009     1,755,322
                                            United Technologies Corp.                                       53,918     4,653,123
                                                                                         Aerospace & Defense Total    11,695,926

            AIR FREIGHT & LOGISTICS - 0.4%  Exel PLC                                                        53,000       687,940
                                            TPG NV                                                          47,350       997,563
                                            Yamato Transport Co., Ltd.                                     105,000     1,759,985
                                                                                     Air Freight & Logistics Total     3,445,488

See notes to investment portfolio.

                                                                                                            SHARES    VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INDUSTRIALS - (CONTINUED)

                           AIRLINES - 0.0%  Ryanair Holdings PLC, ADR (a)                                   14,000       478,660
                                                                                                    Airlines Total       478,660

     COMMERCIAL SERVICES & SUPPLIES - 1.6%  Adecco SA                                                       26,500     1,465,187
                                            Avery Dennison Corp.                                            22,138     1,377,205
                                            Bellsystem24, Inc.                                               2,100       541,689
                                            Cendant Corp.                                                  125,600     3,063,384
                                            Envirosource, Inc. (c)                                             200        16,000
                                            Fairlane Management Corp. (c)                                      200            --(d)
                                            Secom Co., Ltd.                                                 38,500     1,676,080
                                            Securitas AB, Class B Shares                                    53,000       766,079
                                            Waste Management, Inc.                                         143,770     4,338,979
                                                                                    Commercial Services & Supplies
                                                                                                             Total    13,244,603

               ELECTRICAL EQUIPMENT - 0.1%  Ushio, Inc.                                                     26,000       479,935
                                                                                        Electrical Equipment Total       479,935

           INDUSTRIAL CONGLOMERATES - 2.7%  3M Co.                                                          34,000     2,783,580
                                            General Electric Co.                                           392,120    11,967,502
                                            Textron, Inc.                                                   55,088     2,927,927
                                            Tyco International Ltd.                                        158,235     4,533,433
                                                                                    Industrial Conglomerates Total    22,212,442

                          MACHINERY - 0.9%  Deere & Co.                                                     36,552     2,533,419
                                            Dover Corp.                                                     65,081     2,523,190
                                            ITT Industries, Inc.                                            31,800     2,427,294
                                            Tomra Systems ASA                                              109,200       554,113
                                                                                                   Machinery Total     8,038,016

   TRADING COMPANIES & DISTRIBUTORS - 0.2%  Mitsubishi Corp.                                               138,000     1,627,655
                                                                                               Trading Companies &
                                                                                                Distributors Total     1,627,655
                                                                                                                    ------------
                                                                                                       INDUSTRIALS    61,222,725

INFORMATION TECHNOLOGY - 11.2%

           COMMUNICATIONS EQUIPMENT - 2.1%  Advanced Fibre Communications, Inc. (a)                         42,200       929,666
                                            Cisco Systems, Inc. (a)                                        338,095     7,951,994
                                            Datacraft Asia Ltd. (a)                                        222,000       286,380
                                            Juniper Networks, Inc. (a)                                      26,200       681,462
                                            Nokia Oyj                                                      105,500     2,165,535
                                            Nokia Oyj, ADR                                                 172,880     3,506,006
                                            QUALCOMM, Inc.                                                  34,410     2,285,512
                                                                                    Communications Equipment Total    17,806,555

           COMPUTERS & PERIPHERIALS - 1.4%  Dell, Inc. (a)                                                  82,765     2,782,559
                                            EMC Corp. (a)                                                  143,600     1,954,396
                                            International Business Machines Corp.                           43,220     3,969,325
                                            Legend Group Ltd.                                              852,000       308,860
                                            Lexmark International, Inc. (a)                                 26,149     2,405,708
                                                                                     Computers & Peripherals Total    11,420,848

 ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%  Agilent Technologies, Inc. (a)                                  62,200     1,967,386
                                            Flextronics International Ltd. (a)                              73,920     1,272,902
                                            Hoya Corp.                                                       8,600       837,033
                                            Samsung Electronics Co., Ltd., GDR                               5,550     1,373,625
                                                                                            Electronic Equipment &
                                                                                                 Instruments Total     5,450,946

                                              See notes to investment portfolio.

                                                                                                            SHARES    VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

       INTERNET SOFTWARE & SERVICES - 0.3%  T-Online International AG (a)                                   73,688       879,600
                                            Yahoo!, Inc. (a)                                                29,640     1,440,208
                                                                                      Internet Software & Services
                                                                                                             Total     2,319,808

                        IT SERVICES - 0.8%  Accenture Ltd., Class A (a)                                    104,009     2,579,423
                                            Cognizant Technology Solutions Corp. (a)                        46,100     2,086,025
                                            Paychex, Inc.                                                   58,400     2,079,040
                                                                                                 IT Services Total     6,744,488

                 OFFICE ELECTRONICS - 0.5%  Canon, Inc.                                                      8,000       413,482
                                            Xerox Corp. (a)                                                241,538     3,519,209
                                                                                          Office Electronics Total     3,932,691

           SEMICONDUCTORS & SEMICONDUCTOR
                          EQUIPMENT - 3.1%  Applied Micro Circuits Corp. (a)                                94,700       544,525
                                            ASML Holding NV (a)                                            105,011     1,925,393
                                            Broadcom Corp., Class A (a)                                     19,200       752,064
                                            Intel Corp.                                                    304,540     8,283,488
                                            Lam Research Corp. (a)                                          70,700     1,782,347
                                            Linear Technology Corp.                                         25,900       958,818
                                            Marvell Technology Group Ltd. (a)                               21,480       967,674
                                            Microchip Technology, Inc.                                      75,400     2,002,624
                                            Samsung Electronics Co., Ltd., GDR (e)                          12,573     3,111,818
                                            Silicon Laboratories, Inc. (a)                                  27,700     1,464,776
                                            Taiwan Semiconductor Manufacturing
                                              Co., Ltd., ADR (a)                                           112,690     1,176,484
                                            Texas Instruments, Inc.                                         51,000     1,490,220
                                            Xilinx, Inc. (a)                                                40,960     1,556,480
                                                                                    Semiconductors & Semiconductor
                                                                                                   Equipment Total    26,016,711

                           SOFTWARE - 2.4%  Amdocs Ltd. (a)                                                 43,000     1,194,970
                                            Dassault Systemes SA                                            27,600     1,148,002
                                            Electronic Arts, Inc. (a)                                       60,900     3,286,164
                                            Mercury Interactive Corp. (a)                                   26,400     1,182,720
                                            Microsoft Corp.                                                339,991     8,489,575
                                            Oracle Corp. (a)                                               186,435     2,239,084
                                            SAP AG, ADR                                                     42,300     1,662,813
                                            Symantec Corp. (a)                                              15,000       694,500
                                            VERITAS Software Corp. (a)                                      18,830       506,715
                                                                                                    Software Total    20,404,543
                                                                                                                    ------------
                                                                                      INFORMATION TECHNOLOGY TOTAL    94,096,590

MATERIALS - 2.3%

                          CHEMICALS - 1.1%  Air Products & Chemicals, Inc.                                  67,084     3,362,250
                                            Kaneka Corp.                                                   112,000     1,121,235
                                            Praxair, Inc.                                                   83,700     3,106,944
                                            Shin-Etsu Chemical Co., Ltd.                                    31,900     1,339,809
                                                                                                   Chemicals Total     8,930,238

                    METALS & MINING - 0.7%  Alcoa, Inc.                                                     93,100     3,229,639
                                            Johnson Matthey PLC                                             27,600       447,555
                                            Phelps Dodge Corp. (a)                                          27,140     2,216,252
                                                                                             Metals & Mining Total     5,893,446

            PAPER & FOREST PRODUCTS - 0.5%  MeadWestvaco Corp.                                              90,396     2,557,303
                                            Weyerhaeuser Co.                                                29,062     1,903,561
                                                                                     Paper & Forest Products Total     4,460,864
                                                                                                                    ------------
                                                                                                   MATERIALS TOTAL    19,284,548

See notes to investment portfolio.

                                                                                                            SHARES    VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

TELECOMMUNICATION SERVICES - 2.6%

            DIVERSIFIED TELECOMMUNICATION
                           SERVICES - 1.8%  BellSouth Corp.                                                138,464     3,834,068
                                            CenturyTel, Inc.                                                15,800       434,342
                                            SBC Communications, Inc.                                       148,713     3,649,417
                                            Telecom Italia S.p.A (a)                                       454,823     1,427,248
                                            Telefonica SA (a)                                              103,402     1,566,404
                                            Verizon Communications, Inc.                                   102,490     3,744,985
                                                                                     Diversified Telecommunication
                                                                                                    Services Total    14,656,464

               WIRELESS TELECOMMUNICATION
                          SERVICES - 0.8%
                                            AO Vimpel-Communications, ADR (a)                                2,900       301,571
                                            American Tower Corp. (a)                                        51,380       583,163
                                            Crown Castle International Corp. (a)                            64,640       816,403
                                            Mobile Telesystems, ADR                                          4,700       618,050
                                            NTT DoCoMo, Inc.                                                   995     2,194,467
                                            Vodafone Group PLC                                           1,048,558     2,489,096
                                                                                        Wireless Telecommunication
                                                                                                    Services Total     7,002,750
                                                                                                                    ------------
                                                                                        TELECOMMUNICATION SERVICES
                                                                                                             TOTAL    21,659,214

UTILITIES - 1.6%

                 ELECTRIC UTILITIES - 1.6%  American Electric Power Co., Inc.                               74,613     2,456,260
                                            Consolidated Edison, Inc.                                       85,579     3,774,034
                                            Entergy Corp.                                                   31,480     1,873,060
                                            Southern Co.                                                    59,214     1,806,027
                                            TXU Corp.                                                      110,382     3,163,548
                                                                                          Electric Utilities Total    13,072,929
                                                                                                                    ------------
                                                                                                   UTILITIES TOTAL    13,072,929
                                                                                                                    ------------
                                            TOTAL COMMON STOCKS
                                            (COST OF $449,215,781)                                                   543,746,865

                                                                                                           PAR ($)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES &
  OBLIGATIONS - 14.3%

U.S. GOVERNMENT AGENCIES - 12.7%

         FEDERAL HOME LOAN MORTGAGE CORP.   6.000% 02/01/09 - 04/01/26                                   2,819,179     2,965,335
                                            6.500% 07/01/14 - 01/01/30                                     751,739       793,960
                                            7.000% 11/01/29 - 01/01/30                                     130,688       138,653
                                            8.000% 07/01/20                                                 86,352        94,395

                                                                                        Federal Home Loan Mortgage
                                                                                                       Corp. Total     3,992,343

    FEDERAL NATIONAL MORTGAGE ASSOCIATION   5.000% 12/25/15 - 08/01/33                                  29,245,210    29,911,016
                                            5.500% 12/25/15 - 10/01/33                                  31,801,078    32,670,731
                                            6.500% 05/01/07 - 10/01/32                                  19,610,587    20,739,917
                                            6.625% 09/15/09                                              8,450,000     9,857,263
                                            7.000% 07/01/32 - 12/01/32                                   4,192,795     4,449,431
                                            7.125% 02/15/05                                              3,500,000     3,682,140

                                                                                         Federal National Mortgage
                                                                                                 Association Total   101,310,498

 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION   7.000% 08/15/23                                                638,791       685,454

                                                                                      Government National Mortgage
                                                                                                 Association Total       685,454
                                                                                                                    ------------
                                                                                    U.S. GOVERNMENT AGENCIES TOTAL
                                                                                            (cost of $102,312,587)   105,988,295

                                              See notes to investment portfolio.

                                                                                                           PAR ($)     VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES &
  OBLIGATIONS - (CONTINUED)

U.S. GOVERNMENT OBLIGATIONS - 1.6%

                      U.S. TREASURY BONDS   5.375% 02/15/31                                              4,320,000     4,708,800
                                            6.250% 08/15/23                                              3,250,000     3,864,325

                                                                                         U.S. Treasury Bonds Total     8,573,125

                      U.S. TREASURY NOTES   3.875% 02/15/13                                              2,990,000     3,030,646
                                            5.000% 02/15/11                                              1,630,000     1,799,367

                                                                                         U.S. Treasury Notes Total     4,830,013
                                                                                                                    ------------
                                                                                       U.S. GOVERNMENT OBLIGATIONS
                                                                                       TOTAL (cost of $12,807,525)    13,403,138

                                            TOTAL U.S. GOVERNMENT AGENCIES &
                                            OBLIGATIONS (COST OF $115,120,112)                                       119,391,433

NON-AGENCY MORTGAGE-BACKED & ASSET-BACKED
  SECURITIES - 4.5%

NON-AGENCY MORTGAGE-BACKED
  SECURITIES - 3.1%

    First Union Chase Commercial Mortgage   6.645% 06/15/31                                              2,250,000     2,557,973

     First Union National Bank Commercial
                                 Mortgage   6.141% 02/12/34                                              5,000,000     5,653,683
                                            6.223% 12/12/33                                              4,250,000     4,812,482

      Headlands Mortgage Securities, Inc.   6.500% 11/25/28                                              1,739,912     1,763,563
                                            6.500% 11/25/28                                                630,718       639,119
                                            7.000% 02/25/28                                              2,034,017     2,031,692

         LB-UBS Commercial Mortgage Trust   6.510% 12/15/26                                              4,000,000     4,599,582

         Residential Accredit Loans, Inc.   6.500% 03/25/29                                              2,920,022     2,943,236

  Wachovia Bank Commercial Mortgage Trust   3.989% 06/15/35                                                830,000       813,433
                                                                                                                    ------------
                                                                                        NON-AGENCY MORTGAGE-BACKED
                                                                                                  SECURITIES TOTAL    25,814,763

ASSET-BACKED SECURITIES - 1.4%

      Citibank Credit Card Issuance Trust   2.900% 05/17/10                                              5,000,000     5,001,045

     Delta Funding Home Equity Loan Trust   8.010% 10/25/27                                              4,534,399     4,816,767

            MBNA Master Credit Card Trust   6.600% 04/16/07                                              2,250,000     2,320,830

                                                                                     ASSET-BACKED SECURITIES TOTAL    12,138,642

                                            TOTAL NON-AGENCY MORTGAGE-BACKED &
                                            ASSET-BACKED SECURITIES
                                            (COST OF $36,554,881)                                                     37,953,405

See notes to investment portfolio.

                                                                                                           PAR ($)     VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
  NOTES - 13.8%

CONSUMER STAPLES - 0.5%

HOUSEHOLD & PERSONAL PRODUCTS - 0.5%

                     Procter & Gamble Co.   4.750% 06/15/07                                              3,615,000     3,872,750

                                                                                     Household & Personal Products
                                                                                                             Total     3,872,750
                                                                                                                    ------------
                                                                                            CONSUMER STAPLES TOTAL     3,872,750

FINANCE, INSURANCE & REAL ESTATE - 6.8%

DEPOSITORY INSTITUTIONS - 1.7%

                           Bank One Corp.   6.500% 02/01/06                                              4,000,000     4,337,920

                                 Citicorp   8.040% 12/15/19 (e)                                          4,710,000     5,700,513

     Credit Suisse First Boston USA, Inc.   5.875% 08/01/06                                              4,000,000     4,329,320
                                                                                                                    ------------
                                                                                     Depository Institutions Total    14,367,753

FINANCIAL SERVICES - 2.4%

                    Bank of America Corp.   6.500% 03/15/06 (f)                                          3,500,000     3,802,610

                Goldman Sachs Group, Inc.   6.600% 01/15/12                                              3,000,000     3,437,160

                  HSBC Capital Funding LP   9.547% 12/31/49 (e)                                          2,900,000     3,764,678

           Illinois State Taxable Pension   5.100% 06/01/33                                              1,400,000     1,352,680

        International Lease Finance Corp.   6.375% 03/15/09                                              3,750,000     4,229,213

              Rabobank Capital Funding II   5.260% 12/29/49 (e)                                          3,200,000     3,321,792

                                                                                          Financial Services Total    19,908,133

INSURANCE CARRIERS - 1.0%

           Florida Windstorm Underwriting
                              Association   7.125% 02/25/19 (e)                                          4,025,000     4,925,553

                 Prudential Insurance Co.   7.650% 07/01/07 (e)                                          2,945,000     3,360,186

                                                                                          Insurance Carriers Total     8,285,739

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.7%

                    Ford Motor Credit Co.   7.375% 02/01/11                                              4,750,000     5,183,153

          General Motors Acceptance Corp.   6.875% 08/28/12                                              1,950,000     2,112,084

                  Household Finance Corp.   5.875% 02/01/09                                              3,000,000     3,325,440

          Washington Mutual Finance Corp.   6.250% 05/15/06                                              3,000,000     3,264,390

                                                                                             Non-Depository Credit
                                                                                                Institutions Total    13,885,067
                                                                                                                    ------------
                                                                                         FINANCE, INSURANCE & REAL
                                                                                                      ESTATE TOTAL    56,446,692

MANUFACTURING - 1.2%

ELECTRONIC & ELECTRICAL EQUIPMENT - 0.5%

                        Firstenergy Corp.   5.500% 11/15/06                                              4,000,000     4,253,840

                                                                                           Electronic & Electrical
                                                                                                   Equipment Total     4,253,840

                                              See notes to investment portfolio.

                                                                                                           PAR ($)     VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
  NOTES - (CONTINUED)

MANUFACTURING - (CONTINUED)

LUMBER & WOOD PRODUCTS - 0.4%

                           Westvaco Corp.   8.200% 01/15/30                                              2,610,000     3,199,912

                                                                                      Lumber & Wood Products Total     3,199,912

MISCELLANEOUS MANUFACTURING - 0.2%

              Origen Manufactured Housing   3.380% 08/15/17                                              1,930,000     1,939,850

                                                                                       Miscellaneous Manufacturing
                                                                                                             Total     1,939,850

TRANSPORTATION EQUIPMENT - 0.1%

                     General Motors Corp.   7.125% 07/15/13                                                575,000       627,337

                                                                                    Transportation Equipment Total       627,337
                                                                                                                    ------------
                                                                                               MANUFACTURING TOTAL    10,020,939

MINING & ENERGY - 0.8%

OIL & GAS EXTRACTION - 0.4%

                              Nexen, Inc.   7.875% 03/15/32                                              1,500,000     1,896,420

                       PDVSA Finance Ltd.   9.750% 02/15/10                                                370,000       384,800

       Pemex Project Funding Master Trust   7.875% 02/01/09                                              1,250,000     1,437,500

                                                                                        Oil & Gas Extraction Total     3,718,720

OIL & GAS FIELD SERVICES - 0.4%

                    Devon Financing Corp.   6.875% 09/30/11                                              3,000,000     3,461,220

                              Enron Corp.   6.750% 07/01/05 (g)                                          3,000,000         3,750

                                                                                    Oil & Gas Field Services Total     3,464,970
                                                                                                                    ------------
                                                                                             MINING & ENERGY TOTAL     7,183,690

SERVICES - 2.2%

BUSINESS SERVICES - 1.2%

                              FedEx Corp.   7.500% 01/15/18                                              3,891,595     4,515,807

             Verizon Global Funding Corp.   7.750% 12/01/30                                              2,750,000     3,319,663

                   Verizon Wireless, Inc.   5.375% 12/15/06                                              2,000,000     2,155,060

                                                                                           Business Services Total     9,990,530

HEALTH SERVICES - 1.0%

                                HCA, Inc.   7.125% 06/01/06                                              3,500,000     3,784,760

                   Tenet Healthcare Corp.   5.375% 11/15/06                                              3,590,000     3,392,550

                                    Wyeth   6.500% 02/01/34                                              1,450,000     1,535,594

                                                                                             Health Services Total     8,712,904
                                                                                                                    ------------
                                                                                                    SERVICES TOTAL    18,703,434

See notes to investment portfolio.

                                                                                                           PAR ($)     VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
  NOTES - (CONTINUED)

TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
  GAS & SANITARY SERVICES - 2.3%

AEROSPACE - 0.5%

                             Raytheon Co.   8.300% 03/01/10                                              3,500,000     4,270,350

                                                                                                   Aerospace Total     4,270,350
AIR TRANSPORTATION - 0.5%

               Continental Airlines, Inc.   7.461% 04/01/15                                              1,330,163     1,303,559

                    United Airlines, Inc.   7.032% 10/01/10 (h)                                          3,528,123     3,192,951

                                                                                          Air Transportation Total     4,496,510
ELECTRIC SERVICES - 0.9%

                 Dominion Resources, Inc.   6.300% 03/15/33                                              1,400,000     1,451,883

                               PSEG Power   5.500% 12/01/15                                              1,530,000     1,564,440

            Public Service Electric & Gas   4.000% 11/01/08                                              2,450,000     2,526,954

                       Southern Power Co.   6.250% 07/15/12                                              1,575,000     1,747,683

                                                                                           Electric Services Total     7,290,960
TELECOMMUNICATIONS - 0.4%

                     Sprint Capital Corp.   6.125% 11/15/08                                              2,200,000     2,426,006

                           WorldCom, Inc.   8.250% 05/15/31 (g)                                          2,480,000       843,200

                                                                                          Telecommunications Total     3,269,206
                                                                                                                    ------------
                                                                                                   TRANSPORTATION,
                                                                                     COMMUNICATIONS, ELECTRIC, GAS
                                                                                         & SANITARY SERVICES TOTAL    19,327,026

                                            TOTAL CORPORATE FIXED-INCOME BONDS &
                                            NOTES (COST OF $113,293,237)                                             115,554,531

                                                                                                            SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.4%

CONSUMER DISCRETIONARY - 0.3%

                              MEDIA - 0.3%  News Corp., Ltd., ADR                                           64,000     2,029,440
                                                                                                       Media Total     2,029,440
                                                                                                                    ------------
                                                                                      CONSUMER DISCRETIONARY TOTAL     2,029,440
HEALTH CARE - 0.1%

   HEALTH CARE PROVIDERS & SERVICES - 0.1%  Fresenius AG                                                    15,700     1,101,070
                                                                                           Health Care Providers &
                                                                                                    Services Total     1,101,070
                                                                                                                    ------------
                                                                                                 HEALTH CARE TOTAL     1,101,070
                                                                                                                    ------------
                                            TOTAL PREFERRED STOCKS
                                            (COST OF $3,783,507)                                                       3,130,510

                                              See notes to investment portfolio.

                                                                                                             UNITS     VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
WARRANTS - 0.0% (a)(d)

TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
  GAS & SANITARY SERVICES - 0.0%

                              CABLE - 0.0%  Cable Satisfaction International,
                                              Inc.,
                                            Expires 03/01/05 (c)(e)                                             10            --
                                            Ono Finance PLC:
                                            Expires 05/31/09 (c)(e)                                             50            --
                                            Expires 02/15/11 (c)(e)                                             30            --
                                                                                                       Cable Total            --

                 TELECOMMUNICATIONS - 0.0%  Horizon PCS, Inc.,
                                            Expires 10/01/10 (c)(e)                                             45            --
                                            Jazztel PLC,
                                            Expires 07/15/10 (c)(e)                                             15            --
                                                                                          Telecommunications Total            --
                                                                                                                    ------------
                                                                                                   TRANSPORTATION,
                                                                                     COMMUNICATIONS, ELECTRIC, GAS
                                                                                         & SANITARY SERVICES TOTAL            --
                                                                                                                    ------------
                                            TOTAL WARRANTS
                                            (COST OF $4,751)                                                                  --

                                                                                                            SHARES
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES - 0.8%

                                            iShares Russell 1000 Value Index Fund                           39,329     2,356,200
                                            SPDR Trust Series 1                                             40,000     4,526,400
                                                                                                                    ------------
                                            TOTAL INVESTMENT MANAGEMENT COMPANIES
                                            (COST OF $6,874,908)                                                       6,882,600

See notes to investment portfolio.

                                                                                                           PAR ($)     VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 0.9%
                                            Repurchase agreement with State Street
                                            Bank & Trust Co., dated 03/31/04, due
                                            04/01/04 at 0.960%, collateralized by
                                            U.S. Treasury Bonds with various
                                            maturities to 08/15/29, market value
                                            $7,321,222 (repurchase proceeds
                                            $7,167,191) (cost of $7,167,000)                             7,167,000     7,167,000

                                            TOTAL INVESTMENTS - 99.7%
                                            (COST OF $732,014,177) (i)                                               833,826,344

                                            OTHER ASSETS & LIABILITIES, NET - 0.3%                                     2,225,888

                                            NET ASSETS - 100.0%                                                      836,052,232

    NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.

(b) Security purchased on a when issued basis.

(c) Represents fair value as determined in good faith under the direction of the Board of Trustees.

(d) Security has no value.

(e) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004 the value of these securities amounted to $24,184,540, which represents 2.9% of net assets.

(f) Investments in affiliates during the six months ended March 31, 2004:

    Security Name: Bank of America Corp., effective April 1, 2004, the parent company of the Investment Advisor.

    Par as of 09/30/03              :   $  3,500,000

    Par as of 03/31/04              :   $  3,500,000

    Interest income earned          :   $    113,750

    Value at the end of the period  :   $  3,802,610

(g) As of March 31, 2004, the Fund held securities of certain issuers that have filed for bankruptcy protection under Chapter 11 representing 0.1% of net assets. This issuer is in default of certain debt covenants. Income is not being accrued.

(h) As of March 31, 2004, the Fund held investments of United Airlines, Inc. which filed for bankruptcy protection under Chapter 11, representing 0.4% of net assets. This issuer is in default of certain debt covenants. Income is not being accrued.

(i) Cost for federal income tax purposes is $732,838,420.

          ACRONYM                  NAME
    --------------------------------------------------
            ADR          American Depositary Receipt
            GDR          Global Depositary Receipt
           REIT          Real Estate Investment Trust

                                              See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2004 (UNAUDITED)                                 COLUMBIA LIBERTY FUND

                                                                                                                          ($)
-----------------------------------------------------------------------------------------------------------------------------
                                       ASSETS     Unaffiliated investments, at cost                               728,162,147
                                                  Affiliated investments, at cost                                   3,852,030
                                                                                                                 ------------
                                                  Unaffiliated investments, at value                              830,023,734
                                                  Affiliated investments, at value                                  3,802,610
                                                  Cash                                                                 77,646
                                                  Foreign currency (cost of $2,344,080)                             2,381,872
                                                  Receivable for:
                                                   Investments sold                                                 1,003,361
                                                   Fund shares sold                                                   137,894
                                                   Interest                                                         2,260,431
                                                   Dividends                                                        1,147,072
                                                  Deferred Trustees' compensation plan                                 44,715
                                                  Other assets                                                            679
                                                                                                                 ------------
                                                                                                Total Assets      840,880,014

                                  LIABILITIES     Payable for:
                                                   Investments purchased                                            1,608,524
                                                   Fund shares repurchased                                          1,952,101
                                                   Investment advisory fee                                            398,824
                                                   Transfer agent fee                                                 548,580
                                                   Pricing and bookkeeping fees                                        16,671
                                                   Distribution and service fees                                      243,107
                                                  Deferred Trustees' fees                                              44,715
                                                  Other liabilities                                                    15,260
                                                                                                                 ------------
                                                                                           Total Liabilities        4,827,782

                                                                                                  NET ASSETS      836,052,232

                    COMPOSITION OF NET ASSETS     Paid-in capital                                                 842,891,108
                                                  Overdistributed net investment income                            (1,194,260)
                                                  Accumulated net realized loss                                  (107,517,992)
                                                  Net unrealized appreciation on:
                                                   Investments                                                    101,812,167
                                                   Foreign currency translations                                       61,209

                                                                                                  NET ASSETS      836,052,232

                                      CLASS A     Net assets                                                      622,803,095
                                                  Shares outstanding                                               79,260,714
                                                  Net asset value per share                                              7.86(a)
                                                  Maximum offering price per share ($7.86/0.9425)                        8.34(b)

                                      CLASS B     Net assets                                                      205,682,261
                                                  Shares outstanding                                               26,196,822
                                                  Net asset value and offering price per share                           7.85(a)

                                      CLASS C     Net assets                                                        7,025,296
                                                  Shares outstanding                                                  896,827
                                                  Net asset value and offering price per share                           7.83(a)

                                      CLASS Z     Net assets                                                          541,580
                                                  Shares outstanding                                                   65,044
                                                  Net asset value, offering and redemption price per share               8.33

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2004 (UNAUDITED)        COLUMBIA LIBERTY FUND

                                                                                                                          ($)
-----------------------------------------------------------------------------------------------------------------------------
                            INVESTMENT INCOME     Dividends                                                         4,343,680
                                                  Interest                                                          7,486,594
                                                  Interest from affiliates                                            113,750
                                                                                                                 ------------
                                                   Total Investment Income (net of foreign taxes
                                                    withheld of $89,507)                                           11,944,024

                                     EXPENSES     Investment advisory fee                                           2,334,356
                                                  Distribution fee:
                                                   Class B                                                            811,512
                                                   Class C                                                             29,865
                                                  Service fee:
                                                   Class A                                                            723,341
                                                   Class B                                                            250,708
                                                   Class C                                                              9,225
                                                  Transfer agent fee                                                1,347,179
                                                  Pricing and bookkeeping fees                                        125,021
                                                  Trustees' fees                                                       11,472
                                                  Custody fee                                                          65,831
                                                  Non-recurring costs (See Note 7)                                      5,717
                                                  Costs assumed by Investment Advisor (See Note 7)                     (5,717)
                                                  Other expenses                                                      144,855
                                                                                                                 ------------
                                                   Total Expenses                                                   5,853,365
                                                                                                                 ------------
                                                  Net Investment Income                                             6,090,659

   NET REALIZED AND UNREALIZED GAIN (LOSS) ON     Net realized gain on:
             INVESTMENTS AND FOREIGN CURRENCY      Investments                                                     29,398,073
                                                   Foreign currency transactions                                      269,160
                                                                                                                 ------------
                                                     Net realized gain                                             29,667,233

                                                  Net change in unrealized appreciation/depreciation on:
                                                   Investments                                                     46,942,207
                                                   Foreign currency translations                                      (36,201)
                                                                                                                 ------------
                                                   Net change in unrealized appreciation/depreciation              46,906,006
                                                                                                                 ------------
                                                  Net Gain                                                         76,573,239
                                                                                                                 ------------
                                                  Net Increase in Net Assets from Operations                       82,663,898

                                              See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                           COLUMBIA LIBERTY FUND

                                                                                      (UNAUDITED)
                                                                                 SIX MONTHS ENDED     PERIOD ENDED       YEAR ENDED
                                                                                        MARCH 31,    SEPTEMBER 30,      OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                       2004 ($)      2003(a) ($)         2002 ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    OPERATIONS     Net investment income                                6,090,659       12,765,956       21,443,393
                                   Net realized gain (loss) on
                                    investments, foreign currency
                                    and futures contracts                              29,667,233      (64,758,817)     (54,835,580)
                                   Net change in unrealized
                                    appreciation/depreciation
                                    on investments, foreign currency
                                    and futures contracts                              46,906,006      131,286,455      (63,229,727)
                                                                                 --------------------------------------------------
                                      Net Increase (Decrease)
                                       from Operations                                 82,663,898       79,293,594      (96,621,914)

     DISTRIBUTIONS DECLARED TO     From net investment income:
                  SHAREHOLDERS      Class A                                            (8,769,364)     (11,485,159)     (17,005,840)
                                    Class B                                            (2,148,329)      (2,695,338)      (5,497,626)
                                    Class C                                               (77,508)         (95,871)        (152,166)
                                    Class Z                                                (6,031)          (3,990)          (2,052)
                                                                                 --------------------------------------------------
                                      Total Distributions Declared
                                       to Shareholders                                (11,001,232)     (14,280,358)     (22,657,684)

            SHARE TRANSACTIONS     Class A:
                                    Subscriptions                                      21,120,665       30,009,096      105,394,779
                                    Distributions reinvested                            7,567,519        9,880,217       14,644,268
                                    Redemptions                                       (64,183,341)    (105,108,191)    (169,597,219)
                                                                                 --------------------------------------------------
                                      Net Decrease                                    (35,495,157)     (65,218,878)     (49,558,172)
                                   Class B:
                                    Subscriptions                                       5,102,162       13,886,617       25,619,801
                                    Distributions reinvested                            2,012,892        2,521,392        5,091,643
                                    Redemptions                                       (38,419,586)     (68,287,936)    (155,969,000)
                                                                                 --------------------------------------------------
                                      Net Decrease                                    (31,304,532)     (51,879,927)    (125,257,556)
                                   Class C:
                                    Subscriptions                                         435,242        1,772,232        1,636,700
                                    Distributions reinvested                               69,207           85,680          134,171
                                    Redemptions                                        (2,635,407)      (1,905,669)      (3,308,046)
                                                                                 --------------------------------------------------
                                      Net Decrease                                     (2,130,958)         (47,757)      (1,537,175)
                                   Class Z:
                                    Subscriptions                                         173,965          199,048          138,570
                                    Distributions reinvested                                5,721            3,652            1,089
                                    Redemptions                                            (8,698)         (11,121)         (35,392)
                                                                                 --------------------------------------------------
                                      Net Increase                                        170,988          191,579          104,267
                                   Net Decrease from Share Transactions               (68,759,659)    (116,954,983)    (176,248,636)
                                                                                 --------------------------------------------------
                                        Total Increase (Decrease) in
                                         Net Assets                                     2,903,007      (51,941,747)    (295,528,234)

                    NET ASSETS     Beginning of period                                833,149,225      885,090,972    1,180,619,206
                                   End of period                                      836,052,232      833,149,225      885,090,972
                                   Undistibuted (overdistributed) net
                                    investment income                                  (1,194,260)       3,716,313        1,435,156

(a) The Fund changed its fiscal year end from October 31 to September 30.

See notes to financial statements.

                                                                                      (UNAUDITED)
                                                                                 SIX MONTHS ENDED     PERIOD ENDED       YEAR ENDED
                                                                                        MARCH 31,    SEPTEMBER 30,      OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                           2004          2003(a)             2002
-----------------------------------------------------------------------------------------------------------------------------------
             CHANGES IN SHARES     Class A:
                                    Subscriptions                                       2,758,813        4,339,104       14,166,764
                                    Issued for distributions reinvested                   997,953        1,420,582        1,985,727
                                    Redemptions                                        (8,381,520)     (15,333,527)     (23,318,799)
                                                                                                     ------------------------------
                                      Net Decrease                                     (4,624,754)      (9,573,841)      (7,166,308)
                                   Class B:
                                    Subscriptions                                         668,997        2,030,860        3,478,749
                                    Issued for distributions reinvested                   266,561          361,453          688,026
                                    Redemptions                                        (5,026,130)      (9,975,914)     (21,213,077)
                                                                                                     ------------------------------
                                      Net Decrease                                     (4,090,572)      (7,583,601)     (17,046,302)
                                   Class C:
                                    Subscriptions                                          56,545          259,692          227,687
                                    Issued for distributions reinvested                     9,180           12,291           18,206
                                    Redemptions                                          (343,796)        (279,967)        (458,430)
                                                                                                     ------------------------------
                                      Net Decrease                                       (278,071)          (7,984)        (212,537)
                                   Class Z:
                                    Subscriptions                                          20,999           26,042           18,011
                                    Issued for distributions reinvested                       710              489              149
                                    Redemptions                                            (1,090)          (1,495)          (5,050)
                                                                                                     ------------------------------
                                      Net Increase                                         20,619           25,036           13,110

(a) The Fund changed its fiscal year end from October 31 to September 30.

                                              See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2004 (UNAUDITED)                                 COLUMBIA LIBERTY FUND

NOTE 1. ORGANIZATION

Columbia Liberty Fund (the "Fund"), a series of Columbia Funds Trust III (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOALS

The Fund seeks primarily income and capital growth. The Fund's secondary goal is capital preservation.

FUND SHARES

The Fund may issue an unlimited number of shares, and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

On October 13, 2003, The Liberty Fund was renamed Columbia Liberty Fund. Also on this date, the Liberty Funds Trust III was renamed Columbia Funds Trust III.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DELAYED DELIVERY SECURITIES

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid, during the period ended September 30, 2003 and the year ended October 31, 2002 was as follows:

                                      2003             2002
-----------------------------------------------------------
 Distributions paid from:
    Ordinary income         $   14,280,358   $   22,657,684

Unrealized appreciation and depreciation at March 31, 2004, based on cost of investments for federal income tax purposes was:

    Unrealized appreciation                  $  121,736,265
    Unrealized depreciation                     (20,748,341)
                                             --------------
     Net unrealized appreciation             $  100,987,924

The following capital loss carryforwards, determined as of September 30, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF EXPIRATION      CAPITAL LOSS CARRYFORWARD
----------------------------------------------------------
          2007                    $      4,426,086
          2009                           5,011,398
          2010                          58,720,418
          2011                          58,426,790
                                  ----------------
                                  $    126,584,692

The capital loss carryforward expiring in 2007 was acquired in the merger with the Liberty Strategic Balanced Fund. The availability for use in offsetting any future realized gains may be limited in a given year.

Expired capital loss carry forwards, if any, are recorded as a reduction of paid-in-capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation ("BOA"). Columbia provides administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

      AVERAGE DAILY NET ASSETS     ANNUAL FEE RATE
-------------------------------------------------------
          First $1 billion               0.55%
          Next $500 million              0.50%
          Over $1.5 billion              0.45%

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee based on the Fund's average daily net assets as follows:

      AVERAGE DAILY NET ASSETS     ANNUAL FEE RATE
-------------------------------------------------------
          First $1 billion               0.55%
          Over $1 billion                0.50%

For the six months ended March 31, 2004, the Fund's annualized effective investment advisory fee rate was 0.55%.

SUB-ADVISORY FEE

Nordea Investment Management North America, Inc. ("Nordea") has been retained by Columbia as sub-advisor to manage the day-to-day investment operations of the Fund. Columbia, out of the advisory fee it receives, pays Nordea a monthly sub-advisory fee equal to 0.40% annually of the average daily net assets of the Fund.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the six months ended March 31, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.029%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. The Transfer Agent was also entitled to receive reimbursement for certain out-of-pocket expenses.

For the six months ended March 31, 2004, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.32%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), formerly Liberty Funds Distributor, Inc., an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. For the six months ended March 31, 2004, the Distributor has retained net underwriting discounts of $13,814 on sales of the Fund's Class A shares and received CDSC fees of $657, $161,399 and $497 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") for Class A, Class B and Class C shares, which requires the payment of a monthly service fee to the Distributor. The service fee is equal to 0.15% annually of the average daily net assets attributable to the shares issued prior to April 1, 1989 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B, and Class C shares issued thereafter. This arrangement results in a service fee that is a blend between the 0.15% and 0.25% annual rates for the Class A, Class B and Class C shares. For the six months ended March 31, 2004, the Class A, Class B and Class C shares' annualized service fee rate was 0.23%.

The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended March 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $377,768,780 and $440,740,351, respectively of which $40,565,025 and $63,939,586, respectively, were U.S. Government securities.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended March 31, 2004, the Fund had no borrowings under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

For the six months ended March 31, 2004, Columbia has assumed $5,717 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. SUBSEQUENT EVENT

On April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by BOA. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

NOTE 9. COMPARABILITY OF FINANCIAL STATEMENTS

The fiscal year end of the Fund was changed from October 31 to September 30. Accordingly, the Fund's 2004 fiscal year end will be September 30, 2004.

FINANCIAL HIGHLIGHTS

                                                           COLUMBIA LIBERTY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                 (UNAUDITED)
                               SIX MONTHS ENDED PERIOD ENDED
                                   MARCH 31,    SEPTEMBER 30,                        YEAR ENDED OCTOBER 31,
CLASS A SHARES                       2004        2003(a)(b)        2002(b)         2001(b)      2000(b)      1999(b)       1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $    7.22       $    6.68        $    7.53      $   10.24     $   10.81    $   10.38   $   11.16

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (c)                            0.06            0.12             0.16(d)        0.19          0.19         0.21        0.24
Net realized and
unrealized gain (loss)
on investments,
foreign currency and
futures contracts                     0.69            0.55            (0.84)(d)      (1.70)         0.63         0.89        0.68
                                 ---------       ---------        ---------      ---------     ---------    ---------   ---------
Total from Investment
Operations                            0.75            0.67            (0.68)         (1.51)         0.82         1.10        0.92

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                               (0.11)          (0.13)           (0.17)         (0.20)        (0.19)       (0.23)      (0.25)
From net realized gains                 --              --               --          (1.00)        (1.20)       (0.44)      (1.45)
                                 ---------       ---------        ---------      ---------     ---------    ---------   ---------
Total Distributions
Declared to Shareholders             (0.11)          (0.13)           (0.17)         (1.20)        (1.39)       (0.67)      (1.70)

NET ASSET VALUE, END OF PERIOD   $    7.86       $    7.22        $    6.68      $    7.53     $   10.24    $   10.81   $   10.38
Total return (e)                     10.42%(f)       10.13%(f)        (9.19)%       (16.38)%        8.16%       10.94%       9.08%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses (g)                1.18%(h)        1.23%(h)         1.18%          1.13%         1.06%        1.12%       1.12%
Interest expense                        --              --%(h)(i)        --%(i)         --            --           --          --
Expenses (g)                          1.18%(h)        1.23%(h)         1.18%          1.13%         1.06%        1.12%       1.12%
Net investment
income (g)                            1.63%(h)        1.86%(h)         2.24%(d)       2.29%         1.88%        2.02%       2.22%
Portfolio turnover rate                 46%(f)         109%(f)           41%            55%           78%          74%         69%
Net assets, end of
period (000's)                   $ 622,803       $ 605,859        $ 624,483      $ 757,467     $ 874,225    $ 936,331   $ 936,639

(a) The Fund changed its fiscal year end from October 31 to September 30.

(b) For the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999, the Fund was audited by Ernst & Young LLP. The previous year was audited by other independent accountants.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 2.28% to 2.24%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                 (UNAUDITED)
                              SIX MONTHS ENDED  PERIOD ENDED
                                   MARCH 31,    SEPTEMBER 30,                        YEAR ENDED OCTOBER 31,
CLASS B SHARES                      2004         2003(a)(b)        2002(b)         2001(b)      2000(b)      1999(b)       1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $    7.21       $    6.67        $    7.51      $   10.22     $   10.79    $   10.36   $   11.14

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (c)                            0.03            0.07             0.11(d)        0.13          0.12         0.14        0.16
Net realized and
unrealized gain (loss)
on investments,
foreign currency and
futures contracts                     0.69            0.55            (0.83)(d)      (1.71)         0.62         0.88        0.68
                                 ---------       ---------        ---------      ---------     ---------    ---------   ---------
Total from Investment
Operations                            0.72            0.62            (0.72)         (1.58)         0.74         1.02        0.84

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                               (0.08)          (0.08)           (0.12)         (0.13)        (0.11)       (0.15)      (0.17)
From net realized gains                 --              --               --          (1.00)        (1.20)       (0.44)      (1.45)
                                 ---------       ---------        ---------      ---------     ---------    ---------   ---------
Total Distributions
Declared to Shareholders             (0.08)          (0.08)           (0.12)         (1.13)        (1.31)       (0.59)      (1.62)

NET ASSET VALUE, END OF PERIOD   $    7.85       $    7.21        $    6.67      $    7.51     $   10.22    $   10.79   $   10.36
Total return (e)                      9.98%(f)        9.33%(f)        (9.77)%       (17.05)%        7.33%       10.11%       8.27%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses (g)                1.93%(h)        1.98%(h)         1.93%          1.88%         1.81%        1.88%       1.87%
Interest expense                        --              --%(h)(i)        --%(i)         --            --           --          --
Expenses (g)                          1.93%(h)        1.98%(h)         1.93%          1.88%         1.81%        1.88%       1.87%
Net investment income (g)             0.88%(h)        1.11%(h)         1.49%(d)       1.54%         1.13%        1.26%       1.47%
Portfolio turnover rate                 46%(f)         109%(f)           41%            55%           78%          74%         69%
Net assets, end of
period (000's)                   $ 205,682       $ 218,494        $ 252,598      $ 412,639     $ 604,975    $ 706,366   $ 653,476

(a) The Fund changed its fiscal year end from October 31 to September 30.

(b) For the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999, the Fund was audited by Ernst & Young LLP. The previous year was audited by other independent accountants.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 1.53% to 1.49%. The impact to the net investment income and net realized and unrealized gain (loss) per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                 (UNAUDITED)
                               SIX MONTHS ENDED PERIOD ENDED
                                   MARCH 31,    SEPTEMBER 30,                        YEAR ENDED OCTOBER 31,
CLASS C SHARES                       2004        2003(a)(b)        2002(b)         2001(b)      2000(b)      1999(b)       1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $   7.20        $   6.66        $   7.50        $  10.21     $  10.78     $  10.35     $  11.15

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (c)                            0.03            0.07            0.11(d)         0.13         0.12         0.14         0.15
Net realized and
unrealized gain (loss)
on investments,
foreign currency and
futures contracts                     0.68            0.55           (0.83)(d)       (1.71)        0.62         0.88         0.68
                                  --------        --------        ---------       --------     ---------    ---------    --------
Total from Investment
Operations                            0.71            0.62           (0.72)          (1.58)        0.74         1.02         0.83

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                               (0.08)          (0.08)          (0.12)          (0.13)       (0.11)       (0.15)       (0.18)
From net realized gains                 --              --              --           (1.00)       (1.20)       (0.44)       (1.45)
                                  --------        --------        ---------       --------     ---------    ---------    --------
Total Distributions
Declared to Shareholders             (0.08)          (0.08)          (0.12)          (1.13)       (1.31)       (0.59)       (1.63)

NET ASSET VALUE, END OF PERIOD $      7.83        $   7.20        $   6.66        $   7.50     $  10.21     $  10.78     $  10.35
Total return (e)                      9.85%(f)        9.34%(f)       (9.78)%        (17.07)%       7.34%       10.15%        8.21%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses (g)                1.93%(h)        1.98%(h)        1.93%           1.88%        1.81%        1.88%        1.87%
Interest expense                        --              --%(h)(i)       --%(i)          --           --           --           --
Expenses (g)                          1.93%(h)        1.98%(h)        1.93%           1.88%        1.81%        1.88%        1.87%
Net investment income (g)             0.88%(h)        1.11%(h)        1.49%(d)        1.54%        1.13%        1.26%        1.47%
Portfolio turnover rate                 46%(f)         109%(f)          41%             55%          78%          74%          69%
Net assets, end of
period (000's)                    $  7,025        $  8,457        $  7,873        $ 10,463     $  6,519     $  9,074     $  5,501

(a) The Fund changed its fiscal year end from October 31 to September 30.

(b) For the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999, the Fund was audited by Ernst & Young LLP. The previous year was audited by other independent accountants.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 1.53% to 1.49%. The impact to the net investment income and net realized and unrealized loss per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                 (UNAUDITED)
                               SIX MONTHS ENDED PERIOD ENDED
                                   MARCH 31,    SEPTEMBER 30,                        YEAR ENDED OCTOBER 31,
CLASS Z SHARES                       2004        2003(a)(b)        2002(b)         2001(b)      2000(b)      1999(b)       1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $   7.65        $   7.07        $   7.95        $  10.75     $  11.28     $  10.39     $  11.17

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (c)                            0.08            0.14            0.19(d)         0.21         0.22         0.24         0.26
Net realized and
unrealized gain (loss)
on investments,
foreign currency and
futures contracts                     0.72            0.59           (0.88)(d)       (1.79)        0.67         1.34         0.69
                                  --------        --------        ---------       --------     ---------    ---------    --------
Total from Investment
Operations                            0.80            0.73           (0.69)          (1.58)        0.89         1.58         0.95

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                               (0.12)          (0.15)          (0.19)          (0.22)       (0.22)       (0.25)       (0.28)
From net realized gains                 --              --              --           (1.00)       (1.20)       (0.44)       (1.45)
                                  --------        --------        ---------       --------     ---------    ---------    --------
Total Distributions
Declared to Shareholders             (0.12)          (0.15)          (0.19)          (1.22)       (1.42)       (0.69)       (1.73)

NET ASSET VALUE, END OF PERIOD    $   8.33        $   7.65        $   7.07        $   7.95     $  10.75     $  11.28     $  10.39
Total return (e)                     10.49%(f)       10.38%(f)       (8.88)%        (16.25)%       8.44%       15.92%        9.35%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses (g)                0.95%(h)        1.00%(h)        0.95%           0.90%        0.82%        0.88%        0.88%
Interest expense                        --              --%(h)(i)       --%(i)          --           --           --           --
Expenses (g)                          0.95%(h)        1.00%(h)        0.95%           0.90%        0.82%        0.88%        0.88%
Net investment
income (g)                            1.88%(h)        2.00%(h)        2.47%(d)        2.52%        2.12%        2.26%        2.46%
Portfolio turnover rate                 46%(f)         109%(f)          41%             55%          78%          74%          69%
Net assets, end of
period (000's)                    $    542        $    340        $    137        $     50     $      3     $      3     $ 22,235

(a) The Fund changed its fiscal year end from October 31 to September 30.

(b) For the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999, the Fund was audited by Ernst & Young LLP. The previous year was audited by other independent accountants.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 2.51% to 2.47%. The impact to the net investment income and net realized and unrealized loss per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(e) Total return at net asset value assuming all distributions reinvested.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                           COLUMBIA LIBERTY FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Liberty Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA LIBERTY FUND SEMIANNUAL REPORT, MARCH 31, 2004              PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                721-03/633R-0304 (05/04) 04/1037

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not filed Schedule 14A subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees/Directors who are recommend by shareholders. A Fund shareholder who wishes to nominate a candidate to the Board may send information regarding prospective candidates to the Fund's Governance Committee, care of the

Fund's Secretary. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the independent trustees/directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an independent trustee/director for consideration.

ITEM 10. CONTROLS AND PROCEDURES.

  (a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

  (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   Columbia Funds Trust III
            ----------------------------------------------------------------

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           June 7, 2004
    ------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           June 7, 2004
    ------------------------------------------------------------------------